EXHIBIT 10(a)61
                              THE SOUTHERN COMPANY

                              EMPLOYEE SAVINGS PLAN









                             As Amended and Restated
                            Effective January 1, 1997



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                                TABLE OF CONTENTS



ARTICLE I - PURPOSE.................................................1


ARTICLE II - DEFINITIONS............................................2
2.1      "Account"..................................................2
2.2      "Actual Contribution Percentage Test"......................2
2.3      "Actual Deferral Percentage"...............................2
2.4      "Actual Deferral Percentage Test"..........................2
2.5      "Affiliated Employer"......................................2
2.6      "Aggregate Account"........................................2
2.7      "Aggregation Group"........................................3
2.8      "Annual Addition"..........................................3
2.9      "Average Actual Deferral Percentage".......................3
2.10     "Average Contribution Percentage"..........................4
2.11     "Beneficiary"..............................................4
2.12     "Board of Directors".......................................4
2.13     "Break-in-Service Date"....................................4
2.14     "Code".....................................................4
2.15     "Committee"................................................4
2.16     "Common Stock".............................................4
2.17     "Company"..................................................4
2.18     "Compensation".............................................4
2.19     "Contribution Percentage"..................................5
2.20     "Defined Benefit Plan Fraction"............................5
2.21     "Defined Contribution Plan Fraction".......................5
2.22     "Determination Date".......................................6
2.23     "Determination Year".......................................6
2.24     "Direct Rollover"..........................................6
2.25     "Distributee"..............................................6
2.26     "Elective Employer Contribution"...........................6
2.27     "Eligible Employee"........................................6
2.28     "Eligible Participant".....................................7
2.29     "Eligible Retirement Plan".................................7
2.30     "Eligible Rollover Distribution"...........................7
2.31     "Employee".................................................7
2.32     "Employer Matching Contribution"...........................7
2.33     "Employing Company"........................................7
2.34     "Enrollment Date"..........................................7
2.35     "ERISA"....................................................7
2.36     "Excess Aggregate Contributions"...........................7
2.37     "Excess Deferral Amount"...................................8
2.38     "Excess Deferral Contributions"............................8
2.39     "Highly Compensated Employee"..............................8
2.40     "Hour of Service"..........................................8
2.41     "Investment Fund"..........................................8
2.42     "Key Employee".............................................8
2.43     "Limitation Year"..........................................8
2.44     "Look-Back Year"...........................................8
2.45     "Non-Highly Compensated Employee"..........................8
2.46     "Normal Retirement Date"...................................8
2.47     "One-Year Break in Service"................................9
2.48     "Participant"..............................................9
2.49     "Permissive Aggregation Group".............................9
2.50     "Plan".....................................................9
2.51     "Plan Year"................................................9
2.52     "Present Value of Accrued Retirement Income"...............9
2.53     "Required Aggregation Group"...............................9
2.54     "Rollover Contribution"....................................9
2.55     "SEPCO"....................................................9
2.56     "SEPCO Plan"...............................................9
2.57     "SEPCO Transferred Account"...............................10
2.58     "Super-Top-Heavy Group"...................................10
2.59     "Surviving Spouse"........................................10
2.60     "Top-Heavy Group".........................................10
2.61     "Trust"or "Trust Fund"....................................10
2.62     "Trust Agreement".........................................10
2.63     "Trustee".................................................10
2.64     "Valuation Date"..........................................10
2.65     "Voluntary Participant Contribution"......................10
2.66     "Year of Service".........................................10


ARTICLE III - PARTICIPATION........................................12
3.1      Eligibility Requirements..................................12
3.2      Participation upon Reemployment...........................12
3.3      No Restoration of Previously Distributed Benefits.........12
3.4      Loss of Eligible Employee Status..........................12
3.5      Special Rule for Scott Paper Company Energy Complex
         Employees.................................................13
3.6      Former Commonwealth Edison of Indiana Employees...........13
3.7      Military Leave............................................13


ARTICLE IV - ELECTIVE EMPLOYER CONTRIBUTIONS AND VOLUNTARY
PARTICIPANT CONTRIBUTIONS..........................................14
4.1      Elective Employer Contributions...........................14
4.2      Maximum Amount of Elective Employer Contributions.........14
4.3      Distribution of Excess Deferral Amounts...................14
4.4      Additional Rules Regarding Elective Employer Contributions15
4.5      Section 401(k) Nondiscrimination Tests....................16
4.6      Voluntary Participant Contributions.......................19
4.7      Manner and Time of Payment of Elective Employer
         Contributions and Voluntary Participant Contributions.....19
4.8      Change in Contribution Rate...............................19
4.9      Change in Contribution Amount.............................20
4.10     Rollover Contributions and Direct Transfers from
         the SEPCO and ECMC Plans..................................20
4.11     Rollovers from Other Plans................................20


ARTICLE V - EMPLOYER MATCHING CONTRIBUTIONS........................22
5.1      Amount of Employer Matching Contributions.................22
5.2      Payment of Employer Matching Contributions................22
5.3      Limitations on Employer Matching Contributions and
         Voluntary Participant Contributions.......................22
5.4      Multiple Use Limitation...................................25
5.5      Reversion of Employing Company Contributions..............25
5.6      Correction of Prior Incorrect Allocations and
         Distributions.............................................26


ARTICLE VI - LIMITATIONS ON CONTRIBUTIONS..........................27
6.1      Section 415 Limitations...................................27
6.2      Correction of Contributions in Excess of Section
         415 Limits................................................28
6.3      Combination of Plans......................................28


ARTICLE VII - SUSPENSION OF CONTRIBUTIONS..........................30
7.1      Suspension of Contributions...............................30
7.2      Resumption of Contributions...............................30


ARTICLE VIII - INVESTMENT OF CONTRIBUTIONS.........................31
8.1      Investment Funds..........................................31
8.2      Investment of Participant Contributions...................31
8.3      Investment of Employer Matching Contributions.............31
8.4      Investment of Earnings....................................31
8.5      Transfer of Assets between Funds..........................31
8.6      Change in Investment Direction............................32
8.7      Section 404(c) Plan.......................................32


ARTICLE IX - MAINTENANCE AND VALUATION OF PARTICIPANTS'ACCOUNTS....33
9.1      Establishment of Accounts.................................33
9.2      Valuation of Investment Funds.............................33
9.3      Rights in Investment Funds................................33


ARTICLE X - VESTING................................................34
10.1     Vesting...................................................34


ARTICLE XI - WITHDRAWALS AND LOANS.................................35
11.1     Withdrawals by Participants...............................35
11.2     Notice of Withdrawal......................................36
11.3     Form of Withdrawal........................................36
11.4     Minimum Withdrawal........................................36
11.5     Source of Withdrawal......................................36
11.6     Requirement of Hardship...................................36
11.7     Loans to Participants.....................................38
11.8     Special Waiver for Participants Employed in the
         United Kingdom............................................39


ARTICLE XII - DISTRIBUTION TO PARTICIPANTS.........................41
12.1     Distribution upon Retirement..............................41
12.2     Distribution upon Disability..............................42
12.3     Distribution upon Death...................................42
12.4     Designation of Beneficiary in the Event of Death..........42
12.5     Distribution upon Termination of Employment...............43
12.6     Commencement of Benefits..................................43
12.7     Transfer between Employing Companies......................44
12.8     Distributions to Alternate Payees.........................44
12.9     Requirement for Direct Rollovers..........................45
12.10    Consent and Notice Requirements...........................45
12.11    Form of Payment...........................................45
12.12    Partial Distribution upon Termination of Employment.......45


ARTICLE XIII - ADMINISTRATION OF THE PLAN..........................47
13.1     Membership of Committee...................................47
13.2     Acceptance and Resignation................................47
13.3     Transaction of Business...................................47
13.4     Responsibilities in General...............................47
13.5     Committee as Named Fiduciary..............................47
13.6     Rules for Plan Administration.............................48
13.7     Employment of Agents......................................48
13.8     Co-Fiduciaries............................................48
13.9     General Records...........................................48
13.10    Liability of the Committee................................48
13.11    Reimbursement of Expenses and Compensation of Committee...49
13.12    Expenses of Plan and Trust Fund...........................49
13.13    Responsibility for Funding Policy.........................49
13.14    Management of Assets......................................49
13.15    Notice and Claims Procedures..............................50
13.16    Bonding...................................................50
13.17    Multiple Fiduciary Capacities.............................50
13.18    Change in Administrative Procedures.......................50


ARTICLE XIV - TRUSTEE OF THE PLAN..................................51
14.1     Trustee...................................................51
14.2     Purchase of Common Stock..................................51
14.3     Voting of Common Stock....................................51
14.4     Voting of Other Investment Fund Shares....................52
14.5     Uninvested Amounts........................................52
14.6     Independent Accounting....................................52


ARTICLE XV - AMENDMENT AND TERMINATION OF THE PLAN.................53
15.1     Amendment of the Plan.....................................53
15.2     Termination of the Plan...................................53
15.3     Merger or Consolidation of the Plan.......................53


ARTICLE XVI - TOP-HEAVY REQUIREMENTS...............................55
16.1     Top-Heavy Plan Requirements...............................55
16.2     Determination of Top-Heavy Status.........................55
16.3     Minimum Allocation for Top-Heavy Plan Years...............56
16.4     Adjustments to Maximum Benefit Limits for Top-Heavy Plans.56


ARTICLE XVII - GENERAL PROVISIONS..................................58
17.1     Plan Not an Employment Contract...........................58
17.2     No Right of Assignment or Alienation......................58
17.3     Payment to Minors and Others..............................58
17.4     Source of Benefits........................................59
17.5     Unclaimed Benefits........................................59
17.6     Governing Law.............................................59


ARTICLE XVIII - SPECIAL REQUIREMENTS FOR ACCOUNT BALANCES ATTRIBUTABLE TO ACCRUED BENEFITS TRANSFERRED FROM THE SEPCO PLAN...60
18.1     SEPCO Transferred Accounts................................60
18.2     In-Service Withdrawals from SEPCO Transferred Accounts....60
18.3     Loans from SEPCO Transferred Accounts.....................60
18.4     Distribution of SEPCO Transferred Accounts................60
18.5     Code Section 411(d)(6) Protected Benefits.................62



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                              THE SOUTHERN COMPANY

                              EMPLOYEE SAVINGS PLAN

                             As Amended and Restated
                            Effective January 1, 1997



                                    ARTICLE I

                                     PURPOSE


         The purpose of the Plan is to encourage employee thrift, to create added employee interest in the affairs of The Southern Company, to provide a means for becoming a shareholder in The Southern Company, to supplement retirement and death benefits, and to create a competitive compensation program for employees through the establishment of a formal plan under which contributions by and on behalf of Participants are supplemented by contributions of Employing Companies. This Plan is intended to be a stock bonus plan, and all contributions made by an Employing Company to this Plan are expressly conditioned upon the deductibility of such contributions under Code Section 404. The Plan was originally effective March 1, 1976 and is being amended and restated effective as of January 1, 1997, in order to incorporate a variety of plan design and other changes.



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                                   ARTICLE II

                                   DEFINITIONS


         All references to articles, sections, subsections, and paragraphs shall be to articles, sections, subsections, and paragraphs of this Plan unless another reference is expressly set forth in this Plan. Any words used in the masculine shall be read and be construed in the feminine where they would so apply. Words in the singular shall be read and construed in the plural, and all words in the plural shall be read and construed in the singular in all cases where they would so apply.

         For purposes of this Plan, unless otherwise required by the context, the following terms shall have the meanings set forth opposite such terms:

         2.1 "Account" shall mean the total amount credited to the account of a Participant, as described in Section 9.1.

         2.2 "Actual Contribution Percentage Test" shall mean the test described in Section 5.3(a).

         2.3 "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage) of Elective Employer Contributions on behalf of an Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Actual Deferral Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the Eligible Participant was eligible to have Elective Employer Contributions made on his behalf, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. The Actual Deferral Percentage of an Eligible Participant who does not have Elective Employer Contributions made on his behalf shall be zero.

         2.4 "Actual Deferral Percentage Test" shall mean the test described in
Section 4.5(a).

         2.5 "Affiliated Employer" shall mean an Employing Company and (a) any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes such Employing Company, (b) any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with such Employing Company, (c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes such Employing Company, and (d) any other entity required to be aggregated with such Employing Company pursuant to regulations under Section 414(o) of the Code. Notwithstanding the foregoing, for purposes of applying the limitations of
Article VI, the term Affiliated Employer shall be adjusted as required by Code
Section 415(h).

         2.6 "Aggregate Account" shall mean with respect to a Participant as of the Determination Date, the sum of the following:

                           (a) the Account balance of such Participant as of the
                  most recent valuation occurring within a twelve-month period ending on the Determination Date;

                           (b) an adjustment for any contributions due as of the
                  Determination Date;

                           (c) any Plan distributions, including unrelated
                  rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), but not related rollovers or plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), made within the Plan Year that includes the Determination Date or within the four preceding Plan Years, including distributions made prior to January 1, 1984, and distributions made under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group;

                           (d) any Employee contributions, whether voluntary or
                  mandatory;

                           (e) unrelated rollovers and plan-to-plan transfers to
                  this Plan accepted prior to January 1, 1984; and

                           (f) related rollovers and plan-to-plan transfers to
                  this Plan.

         2.7 "Aggregation Group" shall mean either a Required Aggregation Group or a Permissive Aggregation Group.

         2.8 "Annual Addition" shall mean the amount allocated to a Participant's Account and accounts under all defined contribution plans maintained by the Affiliated Employers during a Limitation Year that constitutes

                           (a) Affiliated Employer contributions,

                           (b) Voluntary Participant Contributions,

                           (c) forfeitures, if any, allocated to a Participant's
                  Account or accounts under all defined contribution plans maintained by the Affiliated Employers, and

                           (d) amounts described in Sections 415(l)(1) and
                  419A(d)(2) of the Code.

         2.9 "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

         2.10 "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

         2.11 "Beneficiary" shall mean any person(s) who, or estate(s), trust(s), or organization(s) which, in accordance with the provisions of Section 12.4, become entitled to receive benefits upon the death of a Participant.

         2.12 "Board of Directors" shall mean the Board of Directors of Southern Company Services, Inc.

         2.13       "Break-in-Service Date" means the earlier of:

         (a) the date on which an Employee terminates employment, is discharged, retires, or dies; or

         (b) the last day of an approved leave of absence including any extension.

         In the case of an individual who is absent from work for maternity or paternity reasons, such individual shall not incur a Break-in-Service Date earlier than the expiration of the second anniversary of the first date of such absence; provided, however, that the twelve-consecutive-month period beginning on the first anniversary of the first date of such absence shall not constitute a Year of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         2.14 "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to the Code renumbers a section of the Code referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

         2.15 "Committee" shall mean the committee appointed pursuant to Section
13.1 to serve as plan administrator.

         2.16 "Common Stock" shall mean the common stock of The Southern
Company.

         2.17 "Company" shall mean Southern Company Services, Inc., and its successors.

         2.18 "Compensation" shall mean the base salary or wages of a Participant, including all amounts contributed by an Employing Company to The Southern Company Flexible Benefits Plan on behalf of a Participant pursuant to a salary reduction arrangement under such plan, plus monthly shift and monthly seven-day schedule differentials, geographic premiums, monthly customer service premiums, monthly nuclear plant premiums, and, effective July 1, 1998, sales commissions paid under a sales commission payment program sponsored by an Employing Company for sales commissioned based employees, and before deduction of taxes, social security, etc., but excluding all awards under any incentive pay plans sponsored by the Employing Company, including but not limited to, The Southern Company Performance Pay Plan, The Southern Company Productivity Improvement Plan, and The Southern Company Executive Productivity Improvement Plan, overtime pay, any hourly shift differentials, substitution pay, such amounts which are reimbursements to a Participant paid by any Employing Company, including but not limited to, reimbursement for such items as moving expenses and travel and entertainment expenses, and imputed income for automobile expenses, tax preparation expenses and health and life insurance premiums paid by the Employing Company.

         The Compensation of each Participant taken into account for purposes of this Plan shall not exceed $160,000 (as adjusted pursuant to Code Section 401(a)(17)).

         2.19 "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Voluntary Participant Contributions and Employer Matching Contributions under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's compensation for the Plan Year. For the purpose of determining an Eligible Participant's Contribution Percentage for a Plan Year, the Committee may elect to consider an Eligible Participant's compensation for (a) the entire Plan Year or (b) that portion of the Plan Year in which the individual is an Eligible Participant, provided that such election is applied uniformly to all Eligible Participants for the Plan Year. The Contribution Percentage of an Eligible Participant who does not make Voluntary Participant Contributions or have Employer Matching Contributions made on his behalf shall be zero.

         2.20 "Defined Benefit Plan Fraction" shall mean the following fraction:

         (numerator) Sum of the projected annual benefits of the Participant under all Affiliated Employer defined benefit plans (whether or not terminated) determined as of the close of the Plan Year.

         (denominator) The lesser of (a) the product of 1.25 multiplied by the dollar limitation in effect for the Plan Year under Code Sections 415(b)(1)(A) or 415(d), or (b) 1.4 multiplied by 100% of the Participant's average compensation for his highest three (3) consecutive Plan Years of participation as adjusted under Treasury Regulation Section 1.415-5.

         2.21 "Defined Contribution Plan Fraction" shall mean the following fraction:

         (numerator) The sum of all Annual Additions to the account of the Participant as of the close of the Plan Year under all defined contribution plans maintained by the Affiliated Employers for the current and prior Limitation Years (whether or not terminated), including this Plan.

         (denominator) The sum of the lesser of the following amounts determined for such Plan Year and for each prior Plan Year in which the Participant has a Year of Service: (a) 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for the Plan Year (determined without regard to Code Section 415(c)(6)), or (b) 1.4 multiplied by the amount that may be taken into account under Code
         Section 415(c)(1)(B) with respect to a Participant for the Plan Year.

         2.22 "Determination Date" shall mean with respect to a Plan Year, the last day of the preceding Plan Year.

         2.23 "Determination Year" shall mean the Plan Year being tested.

         2.24 "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         2.25 "Distributee" shall include an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

         2.26 "Elective Employer Contribution" shall mean contributions made pursuant to Section 4.1 during the Plan Year by an Employing Company, at the election of the Participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

         2.27 "Eligible Employee" shall mean an Employee who is employed by an Employing Company and (a) who was eligible to be included in the Plan on January 1, 1991, or (b) who is a regular full-time, regular part-time, or cooperative education employee other than:

         (1) an Employee who is treated as such solely by reason of the "leased employee" rules of Code Section 414(n);

         (2) any Employee who is represented by a collective bargaining agent unless the representatives of his bargaining unit and the Employing Company mutually agree to participation in the Plan subject to its terms by members of his bargaining unit;

         (3) an individual who is a cooperative education employee and who first performs an Hour of Service on or after January 1, 1995; and

         (4) an individual who is classified by the Employing Company as a temporary employee (who was not eligible to be included in the Plan on January 1, 1991) or an independent contractor, regardless of whether such classification is in error. Effective September 1, 1998, any individual classified by the Employing Company as a temporary employee shall be excluded from the Plan, regardless of any prior inclusion in the Plan and regardless of whether the "temporary employee" classification is determined to be in error.

         2.28 "Eligible Participant" shall mean an Eligible Employee who is authorized to have Elective Employer Contributions or Voluntary Participant Contributions allocated to his Account for the Plan Year.

         2.29 "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         2.30 "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee, the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a specified period of 10 years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         2.31 "Employee" shall mean each individual who is employed by an Affiliated Employer under common law and each individual who is required to be treated as an employee pursuant to the "leased employee" rules of Code Section 414(n) other than a leased employee described in Code Section 414(n)(5).

         2.32 "Employer Matching Contribution" shall mean a contribution made by an Employing Company pursuant to Section 5.1 with respect to Elective Employer Contributions and Voluntary Participant Contributions made on behalf of each Participant each payroll period.

         2.33 "Employing Company" shall mean the Company and any affiliate or subsidiary of The Southern Company which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of them. The Employing Companies are set forth on Appendix A to the Plan as updated from time to time. No such entity shall be treated as an Employing Company prior to the date it adopts the Plan.

         2.34 "Enrollment Date" shall mean the first day of each payroll period.

         2.35 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute, and the rulings and regulations promulgated thereunder. In the event an amendment to ERISA renumbers a section of ERISA referred to in this Plan, any such reference automatically shall become a reference to such section as renumbered.

         2.36 "Excess Aggregate Contributions" shall mean the amount referred to in Code Section 401(m)(6)(B) with respect to a Participant. In no event may the Excess Aggregate Contributions for any Highly Compensated Employee exceed the amount of the Employer Matching Contributions or Voluntary Participant Contributions made on behalf of the Highly Compensated Employee for the Plan Year.

         2.37 "Excess Deferral Amount" shall mean the amount of Elective Employer Contributions for a calendar year that exceed the Code Section 402(g) limits as allocated to this Plan pursuant to Section 4.3(b).

         2.38 "Excess Deferral Contributions" shall mean the amount of Elective Employer Contributions on behalf of a Highly Compensated Employee referred to in Code Section 401(k)(8)(B).

         2.39 "Highly Compensated Employee" shall mean (in accordance with and subject to Code Section 414(q) and any regulations, rulings, notices or procedures thereunder), with respect to any Plan Year: (1) any Employee who was a five percent (5%) owner of The Southern Company or an Affiliated Employer (as determined pursuant to Code Section 416) during the Plan Year or the immediately preceding Plan Year, or (2) any Employee who earned more than $80,000 in the preceding Plan Year. The $80,000 amount shall be adjusted for inflation and for short Plan Years, pursuant to Code Section 414(q). The Employer may, at its election, limit Employees earning more than $80,000 to only those Employees who fall within the "top-paid group," as defined in Code Section 414(q) excluding those employees described in Code Section 414(q)(8) for such purpose. In determining whether an Employee is a Highly Compensated Employee, the Committee may make any elections authorized under applicable regulations, rulings, notices, or revenue procedures.

         2.40 "Hour of Service" shall mean each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Employer.

         2.41 "Investment Fund" shall mean any one of the funds described in
Article VIII which constitutes part of the Trust Fund.

         2.42 "Key Employee" shall mean any Employee or former Employee (and his Beneficiary) who is a key employee within the meaning of Code Section 416(i)(1).

         2.43 "Limitation Year" shall mean the Plan Year.

         2.44 "Look-Back Year" shall mean the Plan Year preceding the Determination Year.

         2.45 "Non-Highly Compensated Employee" shall mean an Employee who is not a Highly Compensated Employee.

         2.46 "Normal Retirement Date" shall mean the first day of the month following a Participant's sixty-fifth (65th) birthday.

         2.47 "One-Year Break in Service" shall mean each twelve-consecutive-month period within the period commencing with an Employee's Break-in-Service Date and ending on the date the Employee is again credited with an Hour of Service.

         2.48 "Participant" shall mean (a) an Eligible Employee who has elected to participate in the Plan as provided in Article III and whose participation in the Plan at the time of reference has not been terminated as provided in the Plan, (b) an Employee or former Employee who has ceased to be a Participant under (a) above, but for whom an Account is maintained under the Plan, and, effective April 1, 1997, (c) an Eligible Employee who has made a Rollover Contribution to this Plan to the extent that the Provisions of the Plan apply to such Rollover Contribution of the Eligible Employee.

         2.49 "Permissive Aggregation Group" shall mean a group of plans consisting of the Required Aggregation Group and, at the election of the Affiliated Employers, such other plan or plans not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) or 410.

         2.50 "Plan" shall mean The Southern Company Employee Savings Plan (known as the Employee Savings Plan for The Southern Company System prior to January 1, 1991), as described herein or as from time to time amended.

         2.51 "Plan Year" shall mean the twelve-month period commencing January 1st and ending on the last day of December next following.

         2.52 "Present Value of Accrued Retirement Income" shall mean an amount determined solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which the Plan is a part, is top heavy in accordance with Code Section 416.

         2.53 "Required Aggregation Group" shall mean those plans that are required to be aggregated as determined under this Section 2.53. In determining a Required Aggregation Group hereunder, each plan of the Affiliated Employers in which a Key Employee is a participant and each other plan of the Affiliated Employers which enables any plan in which a Key Employee participates to meet the requirements of Code Section 410 or 401(a)(4) will be required to be aggregated.

         2.54 "Rollover Contribution" shall mean that portion of an eligible rollover distribution (as defined in Code Section 402(c)(4)) that an Eligible Employee elects to contribute to this Plan in accordance with the requirements of Section 4.11.

         2.55       "SEPCO" shall mean Savannah Electric and Power Company.

         2.56 "SEPCO Plan" shall mean the Employee Savings Plan of Savannah Electric and Power Company as in effect December 31, 1992.

         2.57 "SEPCO Transferred Account" shall mean the total amount credited to the account of a Participant as described in Section 9.1(b).

         2.58 "Super-Top-Heavy Group" shall mean an Aggregation Group that would be a Top-Heavy Group if 90% were substituted for 60% in Section 2.60.

         2.59 "Surviving Spouse" shall mean the person to whom the Participant is married on the date of his death, if such spouse is then living, provided that the Participant and such spouse shall have been married throughout the one
(1) year period ending on the date of the Participant's death.

         2.60 "Top-Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

                  (a) the Present Value of Accrued Retirement Income of Key Employees under all defined benefit plans included in that group, and

                  (b) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

exceeds 60% of a similar sum determined for all employees.

         2.61 "Trust" or "Trust Fund" shall mean the trust established pursuant to the Trust Agreement.

         2.62 "Trust Agreement" shall mean the trust agreement between the Company and the Trustee, as described in Article XIV.

         2.63 "Trustee" shall mean the person or corporation designated as trustee under the Trust Agreement, including any successor or successors.

         2.64 "Valuation Date" shall mean each business day of the New York Stock Exchange.

         2.65 "Voluntary Participant Contribution" shall mean a contribution made pursuant to Section 4.6 during the Plan Year.

         2.66 "Year of Service" shall mean a twelve-month period of employment as an Employee, including any fractions thereof. Calculation of the twelve-month periods shall commence with the Employee's first day of employment, which is the date on which an Employee first performs an Hour of Service, and shall terminate on his Break-in-Service Date. Thereafter, if he has more than one period of employment as an Employee, his Years of Service for any subsequent period shall commence with the Employee's reemployment date, which is the first date following a Break-in-Service Date on which the Employee performs an Hour of Service, and shall terminate on his next Break-in-Service Date. An Employee who has a Break-in-Service Date and resumes employment with the Affiliated Employers within twelve months of his Break-in-Service Date shall receive a fractional Year of Service for the period of such cessation of employment.

         For purposes of determining an Employee's eligibility to participate, the following years of service shall also be treated as Years of Service:

                    (a) In respect of an Employee of an Employing Company who transfers to an Employing Company from Southern Energy Resources, Inc. following its adoption of a plan containing a cash or deferred arrangement under Section 401(k) of the Code, his credited years of service under such plan as of his date of transfer.

                    (b) In respect of an Employee of an Employing Company who transfers to an Employing Company from SEPCO on or before December 31, 1992, his credited years of service under the SEPCO Plan for actual service while employed at SEPCO as of the date of his transfer.

         Notwithstanding anything in this Section 2.66 to the contrary, an Employee shall not receive credit for more than one Year of Service with respect to any twelve-consecutive-month period.

                                   ARTICLE III

                                  PARTICIPATION


         3.1 Eligibility Requirements. Each Eligible Employee who was an active Participant on December 31, 1996 shall continue to be an active Participant in this Plan on January 1, 1997, provided he remains an Eligible Employee. Each other Eligible Employee may elect to participate in the Plan as of any Enrollment Date after he has completed a Year of Service. An Eligible Employee shall make an election to participate by authorizing deductions from or reduction of his Compensation as contributions to the Plan in accordance with
Article IV, and directing the investment of such contributions in accordance with Article VIII. Such Compensation deduction and/or reduction authorization and investment direction shall be made in accordance with the procedures established by the Committee.

         3.2 Participation upon Reemployment. If an Employee terminates his employment with an Affiliated Employer and is subsequently reemployed as an Eligible Employee, the following rules shall apply in determining his eligibility to participate:

                    (a) If the reemployed Eligible Employee had not completed the Year of Service requirement of Section 3.1 prior to his termination of employment and is reemployed following a One-Year Break in Service, he shall not receive credit for fractional periods of service completed prior to the One-Year Break in Service until he has completed a Year of Service after his return. A reemployed Employee who had not completed the Year of Service requirement and who is reemployed within 12 months of his Break-in-Service Date shall receive service credit for the period in which he performed no services in accordance with Section 2.66.

                   (b) If the reemployed Eligible Employee fulfilled the eligibility requirements of Section 3.1 prior to his termination of employment and is reemployed as an Eligible Employee, whether before or after he incurs a One-Year Break in Service, he may elect to become a Participant in the Plan as of the date of his reemployment.

         3.3 No Restoration of Previously Distributed Benefits. A Participant who has terminated his employment with the Affiliated Employers and who has received a distribution of the amount credited to his Account pursuant to
Section 12.5 shall not be entitled to restore the amount of such distribution to his Account if he is reemployed and again becomes a Participant in the Plan.

         3.4 Loss of Eligible Employee Status. If a Participant loses his status as an Eligible Employee, but remains an Employee, such Participant shall be ineligible to participate and shall be deemed to have elected to suspend making Voluntary Participant Contributions or to have Elective Employer Contributions made on his behalf.

         3.5 Special Rule for Scott Paper Company Energy Complex Employees. An Eligible Employee who was an employee of Scott Paper Company Energy Complex on December 16, 1994, and who became an Employee of an Employing Company effective December 17, 1994, shall be credited with a Year of Service as of December 31, 1994, and may elect to become a Participant as of any Enrollment Date commencing on or after January 1, 1995.

         3.6 Former Commonwealth Edison of Indiana Employees. Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy Resources, Inc. on or before December 31, 1997 and is set forth on a schedule of employees acknowledged by the Committee shall be credited with a Year of Service as of December 31, 1997, and may elect to become a Participant as of any Enrollment Date commencing on or after January 1, 1998. In addition, any former employee of ComEd who becomes employed by Southern Energy Resources, Inc. on or after January 1, 1998 but prior to April 1, 1998 (hereafter "Date of Employment") and is set forth on the schedule of employees acknowledged by the Committee shall be credited with a Year of Service as of the day immediately preceding such employee's Date of Employment and may elect to become a Participant as of any Enrollment Date commencing on or after such employee's Date of Employment.

         3.7 Military Leave. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV

                       ELECTIVE EMPLOYER CONTRIBUTIONS AND
                       VOLUNTARY PARTICIPANT CONTRIBUTIONS


         4.1 Elective Employer Contributions. An Eligible Employee who meets the participation requirements of Article III may elect on a form provided by the Employing Company to have his Compensation reduced by a whole percentage of his Compensation, which percentage shall not be less than one percent (1%) nor more than sixteen percent (16%) of his Compensation, such Elective Employer Contribution to be contributed to his Account under the Plan.

         4.2 Maximum Amount of Elective Employer Contributions. The maximum amount of Elective Employer Contributions that may be made on behalf of a Participant during any Plan Year to this Plan or any other qualified plan maintained by an Employing Company shall not exceed the dollar limitation set forth in Section 402(g) of the Code in effect at the beginning of such Plan Year.

         4.3 Distribution of Excess Deferral Amounts.

                    (a) In General. Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed (and any corresponding Employer Matching Contributions shall be forfeited) no later than April 15, 1997, and each April 15 thereafter, to Participants who allocate (or are deemed to allocate) such amounts to this Plan pursuant to (b) below for the preceding calendar year. Excess Deferral Amounts that are distributed shall not be treated as an Annual Addition. Any Employer Matching Contributions forfeited pursuant to this subsection (a) shall be applied, subject to
         Section 6.1, toward funding Employing Company contributions (for the Plan Year immediately following the Plan Year to which such forfeited Employer Matching Contributions relate) or distributed, as directed by the Committee, to the extent permitted by applicable law.

                    (b) Assignment. The Participant's allocation of amounts in excess of the Code Section 402(g) limits to this Plan shall be in writing; shall be submitted to the Committee no later than March 1; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Section 401(k), 408(k), 408(p), 402(h)(1)(B), 457, 501(c)(18), or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. A Participant is deemed to notify the Committee of any Excess Deferral Amounts that arise by taking into account only those deferrals under this Plan and any other plans of an Affiliated Employer.

                    (c) Determination of Income or Loss. The Excess Deferral Amount distributed to a Participant with respect to a calendar year shall be adjusted for income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to Excess Deferral Amounts is the sum of:

                             (1) income or loss allocated to the Participant's
                    Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Deferral Amount for the year and the denominator is the Participant's Account balance attributable to Elective Employer Contributions, minus any income or plus any loss occurring during the Plan Year; and

                             (2) if the Committee shall determine in its sole
                    discretion, ten percent (10%) of the amount determined under
                    (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                   Notwithstanding the above, the Committee may designate any reasonable method for computing the income or loss allocable to Excess Deferral Amounts, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                             (3) Maximum Distribution Amount. The Excess
                    Deferral Amount, which would otherwise be distributed to the Participant, shall, if there is a loss allocable to such Excess Deferral Amount, in no event be less than the lesser of the Participant's Account under the Plan attributable to Elective Employer Contributions or the Participant's Elective Employer Contributions for the Plan Year.

         4.4        Additional Rules Regarding Elective Employer Contributions.

         Salary reduction agreements shall be governed by the following:

                    (a) A salary reduction agreement shall apply to payroll periods during which such salary reduction agreement is in effect. The Committee, in its discretion, may establish administrative procedures whereby the actual reduction in Compensation may be made to coincide with each payroll period of the Employing Company, or at such other times as the Committee may determine.

                    (b) The Employing Company may amend or revoke its salary reduction agreement with any Participant at any time, if the Employing Company determines that such revocation or amendment is necessary to ensure that a Participant's additions for any Plan Year will not exceed the limitations of Sections 4.2 and 6.1 of the Plan or to ensure that the Actual Deferral Percentage Test is satisfied.

                    (c) Except as required under (b) above, and under Section 4.5(d) below, no amounts attributable to Elective Employer Contributions may be distributed to a Participant or his Beneficiary from his Account prior to the earlier of:

                           (1) the separation from service, death or disability of the Participant;

                           (2)      the attainment of age 59 1/2 by the
                                    Participant;

                           (3)      the termination of the Plan without
                                    establishment of a successor plan;

                           (4) a financial hardship of the Participant pursuant to Section 11.6 of the Plan;

                           (5) the date of a sale by an Employing Company to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) with respect to a Participant who continues employment with the corporation acquiring such assets; or

                           (6) the date of the sale by an Employing Company or an Affiliated Employer of its interest in a subsidiary (within the meaning of Code
                                    Section 409(d)(3)) to an entity which is not an Affiliated Employer with respect to the Participant who continues employment with such subsidiary.

         4.5      Section 401(k) Nondiscrimination Tests.

                  (a) Actual Deferral Percentage Test. The Plan shall satisfy the nondiscrimination test of Section 401(k)(3) of the Code, under which no Elective Employer Contributions shall be made that would cause the Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees to exceed (1) or (2) as follows:

                           (1) For Plan Years commencing prior to January 1,
1998:

                                    (A) The Average Actual Deferral Percentage
                  for the Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the current Plan Year multiplied by 1.25; or

                                    (B) The Average Actual Deferral Percentage
                  for Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees in the current Plan Year multiplied by two (2), provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees in the current Plan Year by more than two (2) percentage points.

                           (2) For Plan Years commencing on and after January 1,
1998:

                                    (A) The Average Actual Deferral Percentage
                  for the Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                                    (B) The Average Actual Deferral Percentage
                  for Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by two (2), provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year does not exceed the Average Actual Deferral Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

                  (b)      Distribution of Excess Deferral Contributions.

                           (1) In General. The Excess Deferral Contributions for
                  a Highly Compensated Employee for a Plan Year which are to be distributed shall be distributed such that the Highly Compensated Employee with the highest amount of Elective Employer Contributions for the Plan Year shall be reduced to the extent required to:

                                    (A) distribute the total amount of Excess
                           Deferral Contributions, or

                                    (B) cause the amount of such Highly
                           Compensated Employee's Elective Employer
                           Contributions to equal the amount of Elective Employer Contributions of the Highly Compensated Employee with the next highest amount of Elective Employer Contributions for the Plan Year.

                  This process must be repeated until all Excess Deferral Contributions are distributed.

                           Excess Deferral Contributions plus any income and
                  minus any loss allocable thereto shall be distributed (and any corresponding Employer Matching Contribution shall be forfeited) to Participants on whose behalf such Excess Deferral Contributions were made within two and one-half (2-1/2) months after the last day of the Plan Year in which such excess amounts arose, and in any event not later than the last day of the Plan Year following the close of the Plan Year for which such contributions were made. Distribution of Excess Deferral Contributions shall be made to Highly Compensated Employees in accordance with this Section 4.5(b). Any Employer Matching Contributions forfeited pursuant to this Subsection
                  (b)(1) shall be applied, subject to Section 6.1, toward funding Employing Company contributions (for the Plan Year immediately following the Plan Year to which such forfeited Employer Matching Contributions relate) or distributed, as directed by the Committee, to the extent permitted by applicable law.

                           (2) Determination of Income or Loss. Excess Deferral
                  Contributions to be distributed shall be adjusted for any income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to such Excess Deferral Contributions is the sum of:

                                    (A) income or loss allocated to the
                           Participant's Account for the taxable year multiplied by a fraction, the numerator of which is the Participant's Excess Deferral Contributions to be distributed for the year and the denominator is the Participant's Account balance attributable to Elective Employer Contributions, minus any income or plus any loss occurring during the Plan Year; and

                                    (B) if the Committee shall determine in its
                           sole discretion, ten percent (10%) of the amount determined under (A) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                           Notwithstanding the above, the Committee may
                  designate any reasonable method for computing the income or loss allocable to Excess Deferral Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                           (3) Maximum Distribution Amount. The Excess Deferral
                  Contributions which would otherwise be distributed to the Participant shall be adjusted for income; shall be reduced, in accordance with regulations, by the Excess Deferral Amount distributed to the Participant; and shall, if there is a loss allocable to the Excess Deferral Contributions, in no event be less than the lesser of the Participant's Account under the Plan attributable to Elective Employer Contributions or the Participant's Elective Employer Contributions for the Plan Year.

                  (c)      Special Rules.

                           (1) For purposes of this Section 4.5, the Actual
                  Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have deferral contributions allocated to his account under two (2) or more plans or arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Employer shall be determined as if all such deferral contributions were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Code Section 401(k).

                           (2) In the event that this Plan satisfies the
                  requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with this Plan, then the actual deferral percentages shall be determined as if all such plans were a single plan.

         4.6 Voluntary Participant Contributions. An Eligible Employee who meets the participation requirements of Article III may elect in accordance with the procedures established by the Committee to contribute to his Account a Voluntary Participant Contribution consisting of any whole percentage of his Compensation, which percentage is not less than one percent (1%) nor more than sixteen percent (16%) of his Compensation. The maximum Voluntary Participant Contribution shall be reduced by the percent, if any, which is contributed as an Elective Employer Contribution on behalf of such Participant under Section 4.1.

         4.7 Manner and Time of Payment of Elective Employer Contributions and Voluntary Participant Contributions. Contributions made in accordance with Sections 4.1 and 4.6 will be rounded to the next higher multiple of one dollar on a monthly basis. They will be made only through payroll deductions and will be effective as of the payroll period commencing as soon as practicable after the date on which the Participant elects to commence participation in the Plan. Contributions shall be remitted to the Trustee as of the earliest date on which such contributions can reasonably be segregated from each Employing Company's general assets, but in any event not later than the fifteenth (15th) business day of the month following the month during which such amounts would otherwise have been payable to the Participant in cash or such earlier time as may be prescribed by applicable law.

         4.8 Change in Contribution Rate. A Participant may prospectively change the percentage of his Compensation that he has authorized as the Elective Employer Contribution to be made on his behalf or his Voluntary Participant Contribution to another permissible percentage in accordance with the procedures established by the Committee. Such election shall be effective as soon as practicable after it is made.

         4.9 Change in Contribution Amount. In the event of a change in the Compensation of a Participant, the percentage of the Elective Employer Contribution made on his behalf or his Voluntary Participant Contribution currently in effect shall be applied as soon as practicable with respect to such changed Compensation without action by the Participant.

         4.10 Rollover Contributions and Direct Transfers from the SEPCO and ECMC Plans.

                    (a) Effective December 1, 1991, a Participant shall be entitled to transfer (or cause to be transferred directly from the trustee) to the Trust to be held as part of his Account all or a portion of the fair market value of the cash or other property a Participant receives in the distribution of his accrued benefits under the Profit Sharing Plan for Electric City Merchandise Company, Inc. ("ECMC Plan"), reduced by any voluntary participant contributions under such plan. Such rollover contribution may only be made within sixty
         (60) days following the date the Participant receives the distribution (or within such additional period as may be provided under Section 408 of the Code if the Participant shall have made a timely deposit of the distribution in an individual retirement account). No such rollover contribution or trustee to Trustee transfer shall be made by a Participant (or on his behalf) if not otherwise permissible under the Code or if such rollover contribution or transfer would subject this Plan to the requirements of Section 401(a)(11)(A) of the Code.

                    Notwithstanding the foregoing, the Trustee is specifically authorized to accept any rollover accounts under the terms of the SEPCO Plan as are necessary to reflect a Participant's interest in the Plan resulting from the merger of the SEPCO Plan into this Plan effective as of January 1, 1993. Any such rollover account shall be held as part of the Participant's Account and shall be subject to the requirements of
         Article XVIII.

                    (b) Any amounts so transferred to the Trust shall be entitled to share in earnings or losses of the Trust in the same manner as other Employing Company contributions to the Trust.

                    (c) The portion of a Participant's Account attributable to any rollover contribution or trustee to Trustee transfer shall be distributed with the balance of the Participant's Account pursuant to
         Article XII of the Plan.

         4.11 Rollovers from Other Plans. An Eligible Employee who is hired or rehired on or after April 1, 1997 and has received a distribution of his interest in a retirement plan of a former employer under circumstances meeting the requirements of Section 402(c)(4) of the Code relating to eligible rollover distributions from qualified trusts may elect to deposit all or any portion (as designated by such Employee) of the amount of such distribution as a Rollover Contribution to this Plan. A Rollover Contribution may be made only within 60 days following the date the Employee receives the distribution from the plan of his former employer (or within such additional period as may be provided under Section 408 of the Code if the Eligible Employee shall have made a timely deposit of the distribution in an individual retirement account) and within 12 months of the date of his employment or reemployment with an Employing Company. In addition to the foregoing, an Eligible Employee described in Section 3.5 may elect to make a Rollover Contribution to this Plan without regard to his date of employment, provided that such Rollover Contribution is deposited with this Plan within the period beginning April 1, 1997 and ending June 30, 1997 and which otherwise satisfies the requirements of this Section 4.11.

         The Committee shall establish rules and procedures to implement this
Section 4.11, including without limitation, such procedures as may be appropriate to permit the Committee to verify the tax qualified status of the plan of the former employer and compliance with any applicable provisions of the Code relating to such contributions. The amount contributed to the Trustee pursuant to this Section 4.11 shall be placed in the Eligible Employee's Rollover Contribution subaccount for the benefit of the Eligible Employee pursuant to Section 9.1. The Eligible Employee shall have a fully vested interest in the balance of his Rollover Contribution subaccount at all times and such Rollover Contribution subaccount shall share in the earnings, gains, and losses of the Trust Fund as set forth in Article IX of the Plan. An Employee shall be entitled to a distribution of his Rollover Contribution subaccount pursuant to the applicable provisions of Articles XI and XII hereof.

                                   ARTICLE V

                        EMPLOYER MATCHING CONTRIBUTIONS


         5.1 Amount of Employer Matching Contributions. The Board of Directors, in its sole and absolute discretion, shall determine the amount of Employer Matching Contributions that shall be made by each Employing Company on behalf of each Participant in its employ. The amount of Employer Matching Contributions shall be fixed by resolutions of the Board of Directors and communicated to each Employing Company prior to the first day of each Plan Year.

         5.2 Payment of Employer Matching Contributions. Except as provided herein, Employer Matching Contributions shall be remitted to the Trustee as soon as practicable after the payroll period to which they relate.

         5.3 Limitations on Employer Matching Contributions and Voluntary Participant Contributions.

                  (a) Actual Contribution Percentage Test. The Plan shall satisfy the nondiscrimination test of Section 401(m) of the Code, under which the Average Contribution Percentage for Eligible Participants shall not exceed (1) or (2) as follows:

                           (1) For Plan Years commencing prior to January 1,
1998:

                                    (A) The Average Contribution Percentage for
                  Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees in the current Plan Year multiplied by 1.25; or

                                    (B) The Average Contribution Percentage for
                  Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees in the current Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees in the current Plan Year by more than two (2) percentage points.

                           (2) For Plan Years commencing on and after January 1,
1998:

                                    (A) The Average Contribution Percentage for
                           Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Contribution Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by 1.25; or

                                    (B) The Average Contribution Percentage for
                           Eligible Participants who are Highly Compensated Employees in the current Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year multiplied by two
                           (2), provided that the Average Contribution
                           Percentage for Eligible Participants who are Highly Compensated Employees in the current Plan Year does not exceed the Average Contribution Percentage for the prior Plan Year for Eligible Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two (2) percentage points.

                  (b)      Distribution of Excess Aggregate Contributions.

                           (1) In General. The Excess Aggregate Contributions
                  for a Highly Compensated Employee for a Plan Year which are to be distributed shall be distributed such that the Highly Compensated Employee with the highest amount of Matching Employer Contributions and Voluntary Participant Contributions shall be reduced to the extent required to:

                                    (A) distribute the total amount of Excess
                           Aggregate Contributions, or

                                    (B) cause the amount of such Highly
                           Compensated Employee's Employer Matching
                           Contributions and Voluntary Participant Contributions to equal the amount of Employer Matching Contributions and Voluntary Participant Contributions of the Highly Compensated Employee with the next highest amount of Employer Matching Contributions and Voluntary Participant Contributions for the Plan Year.

                           This process must be repeated until all Excess
Aggregate Contributions are distributed.

                           Excess Aggregate Contributions, plus any income and
                  minus any loss allocable thereto, shall be distributed (or, if forfeitable, forfeited) within 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, and in any event not later than the last day of the following Plan Year, to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the Plan Year. Excess Aggregate Contributions shall be treated as Annual Additions.

                           (2) Determination of Income or Loss. Excess Aggregate
                  Contributions to be distributed shall be adjusted for any income or loss through the last day of the Plan Year or the date of distribution, as determined by the Committee. The income or loss allocable to such Excess Aggregate Contributions is the sum of:

                                    (A) income or loss allocated to the
                           Participant's Account attributable to Voluntary Participant Contributions and Employer Matching Contributions to be distributed for the Plan Year multiplied by a fraction, the numerator of which is the Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's Account balance attributable to Voluntary Participant Contributions and Employer Matching Contributions, minus any income or plus any loss occurring during the Plan Year; and

                                    (B) if the Committee shall determine in its
                           sole discretion, ten percent (10%) of the amount determined under (1) above multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of the month.

                           Notwithstanding the above, the Committee may
                  designate any reasonable method for computing the income or loss allocable to Excess Aggregate Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' Accounts.

                           (3) Accounting for Excess Aggregate Contributions.
                  Excess Aggregate Contributions shall be distributed first from Voluntary Participant Contributions allocated to the Participant's Account and any corresponding Employer Matching Contribution shall also be forfeited and then, if necessary, distributed from the remaining Employer Matching Contribution allocated to the Participant's Account.

                  (c)      Special Rules.

                           (1) The Contribution Percentage for any Eligible
                  Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make voluntary participant contributions, to receive employer matching contributions, or to make deferral contributions under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by an Affiliated Employer shall be determined as if all such contributions were made under a single plan.

                           (2) In the event that this Plan satisfies the
                  requirements of Code Section 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(m), 401(a)(4), or 410(b) only if aggregated with this Plan, then the contribution percentages shall be determined as if all such plans were a single plan.

                           (3) The determination and treatment of the
                  Contribution Percentage of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         5.4 Multiple Use Limitation. If both the Average Actual Deferral Percentage and the Average Contribution Percentage of the Highly Compensated Employees exceed 1.25 of the Average Actual Deferral Percentage and the Average Contribution Percentage of the Non-Highly Compensated Employees and if one or more Highly Compensated Employees makes Elective Employer Contributions and receives Employer Matching Contributions, and the sum of the Actual Deferral Percentage and Actual Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceed the aggregate limit as defined in Treasury Regulation Section 1.401(m)-2, then the Employer Matching Contribution of those Highly Compensated Employees who participate in the cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose Employer Matching Contribution is the highest) so that the aggregate limit is not exceeded. For purposes of determining if the aggregate limit has been exceeded, the Actual Deferral Percentage and the Contribution Percentage of the Highly Compensated Employees shall be determined after any corrections required to meet the Actual Deferral Percentage Test and the Actual Contribution Percentage Test.

         5.5 Reversion of Employing Company Contributions. Employing Company contributions computed in accordance with the provisions of this Plan shall revert to the Employing Company under the following circumstances:

                  (a) In the case of an Employing Company contribution which is made by reason of a mistake of fact, such contribution upon written direction of the Employing Company shall be returned to the Employing Company within one year after the payment of the contribution.

                  (b) If any Employing Company contribution is determined to be nondeductible under Section 404 of the Code, then such Employing Company contribution, to the extent that it is determined to be nondeductible, upon written direction of the Employing Company shall be returned to the Employing Company within one year after the disallowance of the deduction.

         The amount which may be returned to the Employing Company under this
Section 5.7 is the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact or disallowance of the deduction. Earnings attributable to the excess contribution shall not be returned to the Employing Company, but losses attributable thereto shall reduce the amount to be so returned. If the withdrawal of the amount attributable to the mistaken contribution would cause the balance of the Account of any Participant to be reduced to less than the balance which would have been in the Account had the mistaken amount not been contributed, then the amount to be returned to the Employing Company shall be limited so as to avoid such reduction.

         5.6 Correction of Prior Incorrect Allocations and Distributions. Notwithstanding any provisions contained herein to the contrary, in the event that, as of any Valuation Date, adjustments are required in any Participants' Accounts to correct any incorrect allocation of contributions or investment earnings or losses, or such other discrepancies in Account balances that may have occurred previously, the Employing Companies may make additional contributions to the Plan to be applied to correct such incorrect allocations or discrepancies. The additional contributions shall be allocated by the Committee to adjust such Participants' Accounts to the value which would have existed on said Valuation Date had there been no prior incorrect allocation or discrepancies. The Committee shall also be authorized to take such other actions as it deems necessary to correct prior incorrect allocations or discrepancies in the Accounts of Participants under the Plan.

                                   ARTICLE VI

                          LIMITATIONS ON CONTRIBUTIONS


         6.1 Section 415 Limitations.

                    (a) Notwithstanding any provision of the Plan to the contrary, the total Annual Additions allocated to the Account (and the accounts under all defined contribution plans maintained by an Affiliated Employer) of any Participant for any Limitation Year in accordance with Code Section 415 and the regulations thereunder, which are incorporated herein by this reference, shall not exceed the lesser of the following amounts:

                           (1)      twenty-five percent (25%) of the
                                    Participant's compensation in the Limitation
                                    Year; or

                           (2)      $30,000 (as adjusted pursuant to Code
                                    Section 415(d)(1)(C)).

                    (b) If a Participant is also a participant in any Affiliated Employer's defined benefit plan, then in addition to the limitations in
         (a) above, the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 for any Limitation Year.

                    (c) For purposes of this Section 6.1, wherever the term "compensation" is used, such term shall mean compensation as defined in Code Section 415(c)(3) and any rulings and regulations thereunder.

                    (d) The Annual Addition for any Plan Year beginning before January 1, 1987 shall not be recomputed to treat all Voluntary Participant Contributions as an Annual Addition.

                    (e) If the Plan satisfied the applicable requirements of
         Section 415 of the Code as in effect for all Plan Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding the numerator), as prescribed by the Secretary of the Treasury, so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction computed under Section 415(e)(1) of the Code (as revised by this Section 6.1) does not exceed 1.0 for the Plan Year. In addition, the Defined Contribution Plan Fraction for a Participant may be determined by taking into account the special transition rule of Code Section 415(e)(6).

                    (f) If the Participant was a participant in one or more defined benefit plans maintained by the Affiliated Employers which were in existence on July 1, 1982, the denominator of the Defined Benefit Plan Fraction shall not be less than 1.25% of the sum of the annual benefits under such plans which the Participant had accrued as of the later of September 30, 1983 or the end of the last Limitation Year beginning before January 1, 1983. The preceding sentence applies only if the defined benefit plans individually, and in the aggregate satisfy the requirements of Code Section 415 as in effect at the end of the 1982 Limitation Year.

         6.2 Correction of Contributions in Excess of Section 415 Limits. If the Annual Additions for a Participant exceed the limits of Section 6.1 as a result of the allocation of forfeitures, if any, a reasonable error in estimating a Participant's annual compensation for purposes of the Plan, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual, or under other limited facts and circumstances that the Commissioner of the Treasury finds justify the availability of the rules set forth in this Section 6.2, the excess amounts shall not be deemed Annual Additions if they are treated in accordance with any one or more or any combination of the following:

                    (a) distribute to the Participant that portion, or all, of his Elective Employer Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1;

                    (b) return to the Participant that portion, or all, of his Voluntary Participant Contributions (as adjusted for income and loss) as is necessary to ensure compliance with Section 6.1; and

                    (c) forfeiture of that portion, or all, of the Employer Matching Contributions (as adjusted for income and loss) and any forfeitures of Employer contributions that were allocated to the Participant's Account (as adjusted for income and loss), as is necessary to ensure compliance with Section 6.1.

         Any amounts distributed or returned to the Participant under (a) or (b) above shall be disregarded for purposes of the Actual Deferral Percentage Test and for purposes of the Actual Contribution Percentage Test.

         Any amounts forfeited under this Section 6.2 shall be held in a suspense account and shall be applied, subject to Section 6.1, toward funding the Employer Matching Contributions for the next succeeding Plan Year. Such application shall be made prior to any Employing Company contributions and prior to any Employer Matching Contributions that would constitute Annual Additions. No income or investment gains and losses shall be allocated to the suspense account provided for under this Section 6.2. If any amount remains in a suspense account provided for under this Section 6.2 upon termination of this Plan, such amount will revert to the Employing Companies notwithstanding any other provision of this Plan.

         6.3 Combination of Plans. Notwithstanding any provisions contained herein to the contrary, in the event that a Participant participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the sum of the Defined Contribution Plan Fraction and Defined Benefit Plan Fraction with respect to a Participant exceeds the limitations contained in Section 6.1(b), corrective adjustments (a) for an Employee shall not be made under this Plan until made under such other defined benefit plan but (b) for a Participant whose distribution of benefit payments has commenced under such defined benefit plan, shall be made under The Southern Company Employee Stock Ownership Plan ("ESOP") and then, to the extent necessary, under The Southern Company Performance Sharing Plan ("PSP") and then, to the extent necessary, under such other defined benefit plan and then, to the extent necessary, under this Plan. If an Employee participates in more than one defined contribution plan maintained by an Affiliated Employer and his Annual Additions exceed the limitations of Section 6.1(a), corrective adjustments shall be made first under this Plan and then, to the extent necessary, under the PSP and then, to the extent necessary, under the ESOP.

                                   ARTICLE VII

                           SUSPENSION OF CONTRIBUTIONS

         7.1 Suspension of Contributions. A Participant may (on a prospective basis) voluntarily suspend the Elective Employer Contributions made on his behalf and his Voluntary Participant Contributions in accordance with the procedures established by the Committee. Such suspension shall be effective as soon as practicable after it is made. Whenever Elective Employer Contributions made on a Participant's behalf and Voluntary Participant Contributions are suspended, Employer Matching Contributions shall also be suspended.

         7.2 Resumption of Contributions. A Participant may terminate prospectively any such suspension in accordance with the procedures established by the Committee. Such resumption of contributions shall be effective as soon as practicable after the election to terminate prospectively the suspension is made. There shall be no make up of any contributions by a Participant or by an Employing Company with respect to a period of suspension.

                                  ARTICLE VIII

                           INVESTMENT OF CONTRIBUTIONS


         8.1 Investment Funds. The Investment Funds shall be selected from time to time by the Pension Fund Investment Review Committee of the Southern Company System. In addition to such other Investment Funds selected by the Pension Fund Investment Review Committee, the Investment Funds shall include the "Company Stock Fund". The Company Stock Fund shall be invested and reinvested in Common Stock, provided that funds applicable to the purchase of Common Stock pending investment of such funds may be temporarily invested in short-term United States Government obligations, other obligations guaranteed by the United States Government, commercial paper, or certificates of deposit, and, if the Trustee so determines, may be transferred to money market funds utilized by the Trustee for qualified employee benefit trusts.

         8.2 Investment of Participant Contributions. Each Participant shall direct, at the time he elects to participate in the Plan and at such other times as may be directed by the Committee or pursuant to Section 8.6, that his Elective Employer Contributions and Voluntary Participant Contributions be invested in one or more of the Investment Funds, provided such investments are made in one-percent (1%) increments.

         8.3 Investment of Employer Matching Contributions. Employer Matching Contributions shall be invested entirely in the Company Stock Fund and shall remain invested in the Company Stock Fund except as follows:

                           (a) Any Participant whose employment with the
                  Affiliated Employers is terminated as a result of his retirement pursuant to the defined benefit pension plan of an Affiliated Employer may elect to invest the amount credited to his Employer Matching Contribution subaccount in any of the Investment Funds under this Plan as provided in Section 8.5; and

                           (b) Any Participant may elect at any time on or after
                  the fifth anniversary of the Enrollment Date on which he first became a Participant in this Plan to invest a portion of the amount credited to his Employer Matching Contribution subaccount in any of the Investment Funds under this Plan as provided in Section 8.5, except that the amount subject to such election may not exceed fifty percent (50%) of the amount of Common Stock credited to his Employer Matching Contribution subaccount at the time the election is made.

         8.4 Investment of Earnings. Interest, dividends, if any, and other distributions received by the Trustee with respect to an Investment Fund shall be invested in such Investment Fund.

         8.5 Transfer of Assets between Funds. A Participant may direct in accordance with the provisions of this Section 8.5 and such procedures established by the Committee that all of his interest in an Investment Fund or Funds attributable to amounts in his Account (including Employer Matching Contributions other than those required to be invested in the Company Stock Fund pursuant to Section 8.3) or any portion of such amount (expressed in number of shares, whole dollar amounts, or one-percent (1%) increments) to the credit of his Account be transferred and invested by the Trustee as of such date in any other Investment Fund as designated by the Participant. Such direction shall be effective as soon as practicable after it is made.

         8.6 Change in Investment Direction. Any investment direction given by a Participant shall continue in effect until changed by the Participant. A Participant may change his investment direction as to the future contributions and allocations to his Account (other than Employer Matching Contributions) in accordance with the procedures established by the Committee, and such direction shall be effective as soon as practicable after it is made.

         8.7 Section 404(c) Plan. This Plan is intended to be a plan described in ERISA Section 404(c) and shall be interpreted in accordance with Department of Labor Regulations Section 1.404c-1, which is incorporated herein by this reference. The Committee shall take such actions as it deems necessary or appropriate in its discretion to cause the Plan to comply with such requirements, including, but not limited to, providing Participants with the right to request and receive written confirmation of their investment instructions. Further, the Committee shall take such actions as it deems necessary or appropriate in its discretion (a) to ensure that confidentiality procedures with respect to a Participant's ownership of Common Stock and the exercise of ownership rights with respect to such Common Stock are adequate and utilized, and (b) to appoint an independent fiduciary to carry out such actions as the Committee determines involve the potential for undue influence on Participants with regard to the direct or indirect exercise of shareholder rights with respect to Common Stock.

                                   ARTICLE IX

               MAINTENANCE AND VALUATION OF PARTICIPANTS' ACCOUNTS


         9.1        Establishment of Accounts.

                    (a) An Account shall be established for each Participant. In addition, subaccounts shall be established for each Participant to reflect all Elective Employer Contributions, Voluntary Participant Contributions, Employer Matching Contributions, Rollover Contributions (effective as of April 1, 1997), and rollover contributions from the SEPCO Plan (and the earnings and/or losses on each subaccount). Each Participant will be furnished a statement of his Account at least annually and upon any distribution.

                    (b) Effective as of January 1, 1993, the Committee shall also establish a subaccount known as a Participant's SEPCO Transferred Account to reflect the Participant's interest in the Plan resulting from the merger of the SEPCO Plan into this Plan effective as of January 1, 1993. To the extent that a Participant's Salary Deferral Account, Employer Contribution Account, and Rollover Account (as those terms were defined under the SEPCO Plan), were transferred to this Plan from the SEPCO Plan, such accounts shall retain their character as participant deferral, employer, or rollover contributions, respectively, and the Committee shall establish and maintain such bookkeeping accounts as it deems necessary to account for such contributions, and any subsequent earnings or losses attributable thereto, under this Plan.

         9.2 Valuation of Investment Funds. A Participant's Account in respect of his interest in each Investment Fund shall be credited or charged, as the case may be, as of each Valuation Date with the dividends, income, gains, appreciation, losses, depreciation, forfeitures, expenses, and other transactions with respect to such Investment Fund for the Valuation Date as of which such credit or charge accrued. Such credits or charges to a Participant's Account shall be made in such proportions and by such method or formula as shall be deemed by the Committee to be necessary or appropriate to account for each Participant's proportionate beneficial interest in the Trust Fund in respect of his interest in each Investment Fund. Investments of each Investment Fund shall be valued at their fair market values as of each Valuation Date as determined by the Trustee, and such valuation shall conclusively establish such value.

         9.3 Rights in Investment Funds. Nothing contained in this Article IX shall be deemed to give any Participant any interest in any specific property in any Investment Fund or any interest, other than the right to receive payments or distributions in accordance with the Plan or the right to instruct the Trustee how to vote Common Stock as provided in Section 14.3.

                                   ARTICLE X

                                    VESTING


         10.1 Vesting. The amount to the credit of a Participant's Account shall at all times be fully vested and nonforfeitable.

                                   ARTICLE XI

                              WITHDRAWALS AND LOANS



         11.1       Withdrawals by Participants.

                    (a) Subject to the provisions of Article XII, this Section 11.1, and Sections 11.2 through 11.6, a Participant may make withdrawals from his Account effective as of any Valuation Date in the order of priority listed below:

                             (1) All or a portion of the value of his Account
                    attributable to Voluntary Participant Contributions (not including any earnings or appreciation thereon) made prior to January 1, 1987;

                             (2) All amounts described above, plus all or a
                    portion of the value of his Account attributable to Voluntary Participant Contributions, plus a ratable portion of the earnings and/or appreciation on Voluntary Participant Contributions;

                             (3) All amounts described above, plus effective
                    April 1, 1997, all or a portion of the value of his Account attributable to Rollover Contributions (including earnings and appreciation thereon);

                             (4) All amounts described above, plus up to fifty
                    percent (50%) of the value of his Account attributable to Employer Matching Contributions (including earnings and appreciation thereon) allocated to his Account; provided, however, that said Participant shall have participated in the Plan for not less than sixty (60) months at the time of the withdrawal;

                             (5)(A) For Participants who have not attained age
                    59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to Elective Employer Contributions (not including any earnings or appreciation thereon for Plan Years beginning after December 31, 1988); and

                             (B) For Participants who have attained age 59 1/2
                    or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), all amounts described above, plus all or a portion of the value of his Account attributable to any earnings or appreciation on Elective Employer Contributions.

                    (b) Notwithstanding the foregoing, withdrawals from a Participant's SEPCO Transferred Account shall be made in accordance with Article XVIII.

         11.2 Notice of Withdrawal. Notice of withdrawal must be given by a Participant in accordance with the procedures established by the Committee, and if such withdrawal would constitute an eligible rollover distribution (within the meaning of Code Section 402(c)(4)), the consent and notice requirements of
Section 12.10 must be satisfied. Payment of a withdrawal shall be made as soon as practicable and in accordance with Section 12.10, if applicable.

         11.3 Form of Withdrawal. All distributions under this Article XI shall be made in the form of cash, provided that with respect to any distribution which is attributable to Common Stock the Participant shall have the right to demand that such portion of the distribution be made in the form of Common Stock to the extent of the whole number of shares of Common Stock in his Account.
Such demand must be made in accordance with the procedures established by the Committee.

         11.4 Minimum Withdrawal. No distribution under this Article XI shall be permitted in an amount which has a value of less than $300, unless the value of the amount available under the selected option is less than $300, in which case such available amount will be distributed.

         11.5 Source of Withdrawal. Withdrawals shall be made in accordance with the instructions of the Participant from each of the Investment Funds in which the amount to be distributed is invested. The value of the amount to be distributed under any option listed in Section 11.1 shall be determined as soon as practicable in accordance with the procedures established by the Committee.

         11.6       Requirement of Hardship.

                    (a) Except as provided in (e) below, a withdrawal pursuant to Section 11.1(a)(5)(A), in addition to the other requirements of
         Article XI, shall be permitted only if the Committee determines that the withdrawal is to be made on account of an immediate and heavy financial need of the Participant, the amount of the withdrawal does not exceed such financial need, and the amount of the withdrawal is not reasonably available from other resources of the Participant.

                    (b) For purposes of this Section 11.6, the following shall be deemed to be immediate and heavy financial needs:

                           (1) Medical expenses described in Section 213(d) of
                  the Code, including but not limited to, expenses for

                                     (i) The diagnosis, cure, mitigation,
                             treatment, or prevention of disease, or for the purpose of affecting any structure or function of the body; (ii) transportation primarily for and essential to such expenses referred to in (i) above; or (iii) insurance (including amounts paid as premiums under part B of Title XVIII of the Social Security Act) relating to medical expenses referred to in (i) or (ii) above, provided such expenses are incurred by the Participant, the Participant's spouse or any person whom the Participant may properly claim as a dependent on his federal income tax return or are necessary for such persons to obtain the medical care described above; or

                           (2) Purchase (excluding mortgage payments) of a
                  principal residence for the Participant; or

                           (3) Payment of tuition, related educational fees, and
                  room and board expenses, for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse or child or children, or any person the Participant may properly claim as a dependent on his federal income tax return; or

                             (4) The need to prevent eviction of the Participant
                    from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                             (5) Any other need which the Commissioner of the
                    Internal Revenue Service, through the publication of revenue rulings, notices, or other documents of general applicability, deems to be immediate and heavy.

                    (c) For purposes of this Section 11.6, a withdrawal shall be deemed necessary to satisfy an immediate and heavy financial need if:

                             (1) The distribution is not in excess of the amount
                    of the immediate and heavy financial need of the Participant, including any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                             (2) The Participant has obtained all distributions
                    and all nontaxable loans currently available to him under all plans maintained by an Affiliated Employer;

                             (3) The Participant agrees to suspend all elective
                    employer contributions and voluntary participant contributions to all plans of an Affiliated Employer for at least twelve (12) months after receipt of the distribution under this Section 11.6; and

                             (4) The Participant agrees not to make elective
                    contributions to this Plan or any other qualified or non-qualified deferred compensation plan sponsored by an Affiliated Employer (including stock purchase, stock option or similar plans) during the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the Participant's applicable elective deferral limits under Section 402(g) of the Code for such taxable year less the amount for the taxable year of the hardship distribution.

                    (d) When all suspensions pursuant to this Section 11.6 are ended, Elective Employer Contributions and/or Voluntary Participant Contributions may be resumed by the Participant (if the Participant is then eligible and elects to resume such contributions) beginning with the Participant's first payroll period commencing after all suspensions are ended, and Employer Matching Contributions by his Employing Company also shall be resumed. There shall be no make up of any contributions by a Participant or by an Employing Company with respect to a period of suspension.

                    (e) Notwithstanding (a) above, if a Participant has attained age 59 1/2 or separated from service with the Affiliated Employers (within the meaning of Code Section 401(k)(2)(B)(i)(I)), he shall be permitted to make a withdrawal pursuant to Section 11.1(a)(5)(A), even if such withdrawal is not on account of hardship.

         11.7       Loans to Participants.

                    (a) The Committee may, in its sole discretion, direct the Trustee to make a loan or loans from the Trust Fund to any Participant (other than a Participant with an existing Plan loan in arrears) (1) who is an Employee on the active payroll of an Employing Company or is a cooperative education employee, (2) who is receiving long-term disability payments under a plan maintained by his Employing Company,
         (3) who is on a leave of absence authorized by his Employing Company, or (4) who is a party in interest as defined in Section 3(14) of ERISA. All loan applications shall be made in accordance with the procedures established by the Committee, which shall form a part of this Plan. Such procedures shall establish the terms and conditions of loans under the Plan, including the events constituting default, and shall be consistent with the provisions of this Section 11.7.

                    (b) The total amount of all loans outstanding to any one Participant under all qualified plans maintained by an Affiliated Employer shall not exceed the lesser of (1) $50,000, reduced by the excess of the highest outstanding balance of loans from all qualified plans maintained by an Affiliated Employer during the twelve-month period ending on the day before a loan is made, over the outstanding balance of any loans to the Participant from all qualified plans maintained by an Affiliated Employer on the date the loan is made, or
         (2) fifty percent (50%) of such Participant's Account as of the Valuation Date coinciding with or next following the date the loan application is made. The minimum amount of any loan shall not equal less than $1,000.

                    (c) The Participant requesting a loan pursuant to this
         Section 11.7 shall designate the order of priority of Investment Fund(s) from which the principal amount of the loan shall be obtained.

                    (d) The Committee shall adopt and follow uniform and nondiscriminatory procedures in making loans under this Plan to make certain that such loans (1) are available to all Participants on a reasonably equivalent basis, (2) are not made available to Highly Compensated Employees, officers, or shareholders in an amount greater than the amount made available to other Participants, (3) bear a reasonable rate of interest, and (4) are adequately secured. The repayment of such loans by any Participant who is an Employee on the active payroll of an Employing Company shall be made through payroll deduction. The minimum amount of any loan repayment shall not equal less than $20.00, and such repayment shall extend for a period certain of at least twelve (12) months (unless repaid in full), but not to exceed fifty-eight (58) months, expressed in any number of whole months (including the month the loan is made). The term of any loan may be for a period certain of more than fifty-eight (58) months, but not to exceed fifteen (15) years, only if the proceeds of such loan are used to acquire any dwelling used or, within a reasonable period of time, to be used as the principal residence of the Participant.

                    (e) The Committee shall direct the Trustee to obtain from the Participant such note and adequate security as it may require. All loans made pursuant to this Section 11.7 shall be secured by the Participant's Account, and no other types of collateral may be used to secure a loan from the Plan. Notwithstanding the provisions of Section 17.2, if a Participant defaults on a loan under the Plan or if the Participant's employment terminates prior to full repayment thereof, in addition to any other remedy provided in the loan instruments or by law, the Committee may direct the Trustee to charge against that portion of the Participant's Account which secures the loan the amount required to fully repay the loan. Under no circumstances, however, shall any unpaid loan be charged against a Participant's Account until permitted by applicable law. This Section authorizes only the making of bona fide loans and not distributions, and before resort is made against a Participant's Account for his failure to repay any loan, such other reasonable efforts to collect the same shall be made by the Committee as it deems reasonable and practical under the circumstances.

                    (f) No distribution shall be made to any Participant unless and until all unpaid loans to such Participant have either been paid in full or deducted from the Participant's Account.

                    (g) All loans made under this Section 11.7 shall be considered earmarked investments of the Participant's Account, and any repayment of principal and interest shall be reinvested in accordance with the Participant's investment direction in effect on the date of such repayment pursuant to Article VIII of the Plan.

         11.8 Special Waiver for Participants Employed in the United Kingdom. A Participant shall be entitled to sign a waiver of his right to make withdrawals or loans from his Account under the provisions of this Article XI with respect to the Elective Employer Contributions and Employer Matching Contributions credited to his Account to the extent necessary to ensure that such contributions are not taxable in the United Kingdom. The purpose of such waiver is to meet the requirements of the Department of Inland Treasury of the United Kingdom for excluding such Elective Employer and Employer Matching Contributions from taxable income in the United Kingdom. Such waiver shall be made on a form prescribed by the Committee from time to time in accordance with the requirements of the Department of Inland Treasury of the United Kingdom.

                                   ARTICLE XII

                          DISTRIBUTION TO PARTICIPANTS


         12.1       Distribution upon Retirement.

                    (a) Subject to the provisions of Article XVIII, if a Participant's employment with the Affiliated Employers is terminated as a result of his retirement pursuant to the defined benefit pension plan of an Affiliated Employer, in addition to the withdrawal options under
         Section 11.1, the entire balance credited to his Account shall be payable to him in the manner set forth in this Section 12.1 at such time requested by the Participant pursuant to Section 12.6 and in accordance with the procedures established by the Committee. The distribution shall commence as soon as practicable after the Valuation Date selected by the Participant in one of the following ways:

                             (1)     In a single lump sum distribution; or

                             (2) In annual installments not to exceed twenty
                    (20), as selected by the Participant, or the Participant's life expectancy. The amount of cash and/or the number of shares of Common Stock in each installment shall be equal to the proportionate value as of each Valuation Date immediately preceding payment of the balance then to the credit of the Participant in his Account determined by dividing the amount credited to his Account as of such Valuation Date by the number of payments remaining to be made.

                    If a Participant who is receiving installment payments shall establish to the satisfaction of the Committee, in accordance with principles and procedures established by the Committee which are applicable to all persons similarly situated, that a financial emergency exists in his affairs, such as illness or accident to the Participant or a member of his immediate family or other similar contingency, the Committee may, for the purpose of alleviating such emergency, accelerate the time of payment of some or all of the remaining installments. If a Participant dies before receiving all of the amount to the credit of his Account in accordance with this paragraph (2), the amount remaining to the credit of his Account at his death shall be distributed to his Beneficiary as soon as practicable in accordance with Section 12.4.

                    (b) Notwithstanding a Participant's election to defer the receipt of the benefits under (a) above, the Committee shall direct payment in a single lump sum to such Participant if the balance of his Account does not exceed $3,500 ($5,000 effective January 1, 1998) in accordance with the requirements of Code Section 411(a)(11). The Committee shall not cash-out any Participant whose Account balance exceeds $3,500 ($5,000 effective January 1, 1998) without the written consent of the Participant.

         12.2 Distribution upon Disability. If a Participant's employment with the Affiliated Employers is terminated prior to his Normal Retirement Date by reason of his total and permanent disability, as determined by the Social Security Administration and evidenced in a writing provided to the Committee, such disabled Participant, in addition to the withdrawal options under Section 11.1, shall be entitled to receive the entire value credited to his Account at such time as requested by the Participant or such legal representative pursuant to Section 12.6 and in accordance with the procedures established by the Committee. Any distribution pursuant to this Section 12.2 shall be made in a single lump sum as soon as practicable after the selected Valuation Date.

         Notwithstanding the foregoing, the Committee shall direct payment in a single lump sum to such Participant or his legal representative if the balance of such Participant's Account does not exceed $3,500 ($5,000 effective January 1, 1998) in accordance with the requirements of Code Section 411(a)(11).

         12.3 Distribution upon Death. If a Participant's employment with the Affiliated Employers is terminated by reason of death, the entire balance credited to the Participant's Account shall be distributed as soon as practicable to the Participant's surviving Beneficiary or Beneficiaries in a lump sum.

         12.4 Designation of Beneficiary in the Event of Death. A Participant may designate a Beneficiary or Beneficiaries (who may be designated contingently) to receive all or part of the amount credited to his Account in case of his death before his receipt of all of his benefits under the Plan, provided that the Beneficiary of a married Participant shall be the Participant's Surviving Spouse, unless such Surviving Spouse shall consent in a writing witnessed by a notary public, which writing acknowledges the effect of the Participant's designation of a Beneficiary other than such Surviving Spouse. However, if such Participant establishes to the satisfaction of the Committee that such written consent may not be obtained because the Surviving Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, a designation by such Participant without the consent of the Surviving Spouse shall be valid.

         Any consent necessary under this Section 12.4 shall be valid and effective only with respect to the Surviving Spouse who signs the consent or, in the event of a deemed consent, only with respect to a designated Surviving Spouse.

         A designation of Beneficiary may be revoked by the Participant without the consent of any Beneficiary (or the Participant's Surviving Spouse) at any time before the commencement of the distribution of benefits. A Beneficiary designation or change or revocation of a Beneficiary designation shall be made in accordance with the procedures established by the Committee.

         If no designated Beneficiary shall be living at the death of the Participant and/or such Participant's Beneficiary designation is not valid and enforceable under applicable law or the procedures of the Committee, such Participant's Beneficiary or Beneficiaries shall be the person or persons in the first of the following classes of successive preference, if then living:

                    (a)      the Participant's spouse on the date of his death,

                    (b)      the Participant's children, equally,

                    (c)      the Participant's parents, equally,

                    (d)      the Participant's brothers and sisters, equally, or

                    (e)      the Participant's executors or administrators.

Payment to such one or more persons shall completely discharge the Plan and the Trustee with respect to the amount so paid.

         12.5       Distribution upon Termination of Employment.

                    (a) If a Participant's employment with the Affiliated Employers is terminated for any reason other than in accordance with Sections 12.1, 12.2, and 12.3, the balance to the credit of the Participant's Account shall be payable in a single lump sum. Such lump sum distribution shall be made as soon as practicable after the Participant's termination of employment, provided that one of the following conditions is met:

                           (1) the Participant's Account Balance does not exceed
                  $3,500 ($5,000 effective January 1, 1998) in accordance with Code Section 411(a)(11), or

                           (2) in accordance with Section 12.10, the Participant
                  elects to receive a distribution of his Account.

                    (b) A Participant who does not receive a distribution under
         Section 12.5(a)(1) may elect to defer the commencement of the distribution of his Account following the termination of his employment until a later Valuation Date, provided that such distribution shall commence not later than the date required under Section 12.6 of the Plan. In addition to the withdrawal options under Section 11.1, any deferred distribution shall commence as soon as practicable after the Valuation Date selected by the Participant.

         12.6       Commencement of Benefits.

                    (a) Notwithstanding any other provision of the Plan, and except as further provided in Section 12.6(b) below, if the Participant does not elect to defer commencement of his benefit payments, the payment of his benefits shall begin at the Participant's election no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

                           (1) the Participant attains the earlier of age sixty-five (65) or his Normal Retirement Date,

                           (2) the Participant's tenth (10th) anniversary of participation under the Plan, or

                           (3) the Participant's separation from service with the Affiliated Employers.

                    (b) In no event shall the distribution of amounts in a Participant's Account commence later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or terminates employment with the Affiliated Employers, in accordance with regulations prescribed by the Secretary of the Treasury. The foregoing requirements in this Section 12.6(b) shall not be applied to restrict the implementation of any written designation given to the Committee by a Participant prior to January 1, 1984, with regard to the method of distribution of his Account, if such method was permissible under the Plan and Code prior to January 1, 1984. Notwithstanding the foregoing, the payment of benefits to a Participant who is a five percent (5%) owner of The Southern Company or an Affiliated Employer (as determined pursuant to Code Section 416) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 1/2 shall begin not later than April 1, of the calendar year following the calendar year in which the Participant attains age 70 1/2 regardless of the Participant's termination from employment.

                    Any distribution made under this Plan shall be made in accordance with the minimum distribution requirements of Code Section 401(a)(9), including the incidental death benefits requirements under Code Section 401(a)(9)(G) and the Treasury Regulations thereunder.

         12.7 Transfer between Employing Companies. A transfer by a Participant from one Employing Company to another Employing Company shall not affect his participation in the Plan. A transfer by a Participant from an Employing Company to an Affiliated Employer that is not an Employing Company shall not be deemed to be a termination of employment with an Employing Company.

         12.8 Distributions to Alternate Payees. If the Participant's Account under the Plan shall become subject to any domestic relations order which (a) is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code and (b) requires the immediate distribution in a single lump sum of the entire portion of the Participant's Account required to be segregated for the benefit of an alternate payee, then the entire interest of such alternate payee shall be distributed in a single lump sum within ninety (90) days following the Employing Company's notification to the Participant and the alternate payee that the domestic relations order is qualified under Section 414(p) of the Code, or as soon as practicable thereafter. Such distribution to an alternate payee shall be made even if the Participant has not separated from the service of the Affiliated Employers. Any other distribution pursuant to a qualified domestic relations order shall not be made earlier than the Participant's termination of service, or his attainment of age fifty (50), if earlier, and shall not commence later than the date the Participant's (or his Beneficiary's) benefit payments otherwise commence. Such distribution to an alternate payee shall be made only in a manner permitted under Articles XI or XII of the Plan and only to the extent the Participant would be eligible for such distribution option.

         12.9 Requirement for Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article XII, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         12.10 Consent and Notice Requirements. If the value of the vested portion of a Participant's Account derived from Employing Company and Employee contributions exceeds $3,500 ($5,000 effective January 1, 1998) determined in accordance with the requirements of Code Section 411(a)(11), the Participant must consent to any distribution of such vested account balance prior to his Normal Retirement Date. The consent of the Participant shall be obtained within the ninety-day period ending on the first day of the first period for which an amount is payable as an annuity or in any other form under this Plan.

         The Committee shall notify the Participant of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the operational forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code; such notification shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

         Distributions may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

                    (a) the Committee informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and a particular distribution option, and

                    (b) the Participant, after receiving the notice, affirmatively elects a distribution.

         12.11 Form of Payment. All distributions under this Article XII shall be made in the form of cash, provided that the person entitled to such distribution may demand that the portion of any distribution which is attributable to Common Stock be distributed in the form of Common Stock to the extent of the whole number of shares in the Participant's Account, with a cash adjustment for any fractional shares.

         12.12 Partial Distribution upon Termination of Employment. If a Participant's employment with the Affiliated Employers is terminated and such Participant is deemed not to have separated from service within the meaning of Code Section 401(k)(2)(B)(i)(I), such Participant, in addition to the withdrawal options available under Article XI, shall be entitled to elect a lump sum distribution of the entire balance to the credit of his Account less the amount credited to his Elective Employer Contribution subaccount. The amounts credited to his Elective Employer Contribution subaccount may be distributed in a lump sum distribution at such time permitted pursuant to Code Section 401(k)(2)(B)(i) and Section 4.4(c) hereof. Such lump sum distributions shall otherwise be subject to this Article XII.

                                  ARTICLE XIII

                           ADMINISTRATION OF THE PLAN


         13.1 Membership of Committee. The Plan shall be administered by the Committee, which shall consist of the individuals then serving in the positions of Director, System Compensation and Benefits of The Southern Company; Vice-President, Human Resources of The Southern Company; and Comptroller of The Southern Company or any other position or positions that succeed to the duties of the foregoing positions. The Committee shall be chaired by the Vice-President, Human Resources of The Southern Company and may select a Secretary (who may, but need not, be a member of the Committee) to keep its records or to assist it in the discharge of its duties.

         13.2 Acceptance and Resignation. Any person appointed to be a member of the Committee shall signify his acceptance in writing to the Chairman of the Committee. Any member of the Committee may resign by delivering his written resignation to the Committee and such resignation shall become effective upon delivery or upon any later date specified therein.

         13.3 Transaction of Business. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business at any meeting. Any determination or action of the Committee may be made or taken by a majority of the members present at any meeting thereof or without a meeting by a resolution or written memorandum concurred in by a majority of the members then in office.

         13.4 Responsibilities in General. The Committee shall administer the Plan and shall have the discretionary authority, power, and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan and to control and manage the operation and administration of the Plan. The Committee shall have the discretion to interpret the Plan, including any ambiguities herein, and to determine the eligibility for benefits under the Plan in its sole discretion. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive, and binding on all persons, except as otherwise provided herein or by law, and may be relied upon by the Company, all Employing Companies, the Trustee, the Participants, and their Beneficiaries. Any discretionary actions to be taken under the Plan by the Committee with respect to Employees and Participants or with respect to benefits shall be uniform in their nature and applicable to all persons similarly situated.

         13.5 Committee as Named Fiduciary. For the purpose of compliance with the provisions of ERISA, the Committee shall be deemed the administrator of the Plan as the term "administrator" is defined in ERISA, and the Committee shall be, with respect to the Plan, a named fiduciary as that term is defined in ERISA. For the purpose of carrying out its duties, the Committee may, in its discretion, allocate its responsibilities under the Plan among its members and may, in its discretion, designate persons (in writing or otherwise) other than members of the Committee to carry out such responsibilities of the Committee under the Plan as it may see fit.

         13.6 Rules for Plan Administration. The Committee may make and enforce rules and regulations for the administration of the Plan consistent with the provisions thereof and may prescribe the use of such forms or procedures as it shall deem appropriate for the administration of the Plan.

         13.7 Employment of Agents. The Committee may employ independent qualified public accountants, as such term is defined in ERISA, who may be accountants to The Southern Company and any Affiliated Employer, legal counsel who may be counsel to The Southern Company and any Affiliated Employer, other specialists, and other persons as the Committee deems necessary or desirable in connection with the administration of the Plan. The Committee and any person to whom it may delegate any duty or power in connection with the administration of the Plan, the Company and the officers and directors thereof shall be entitled to rely conclusively upon and shall be fully protected in any action omitted, taken, or suffered by them in good faith in reliance upon any independent qualified public accountant, counsel, or other specialist, or other person selected by the Committee, or in reliance upon any tables, evaluations, certificates, opinions, or reports which shall be furnished by any of them or by the Trustee.

         13.8 Co-Fiduciaries. It is intended that to the maximum extent permitted by ERISA, each person who is a fiduciary (as that term is defined in ERISA) with respect to the Plan shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations under the Plan and the Trust, as shall each person designated by any fiduciary to carry out any fiduciary responsibilities with respect to the Plan or the Trust. No fiduciary or other person to whom fiduciary responsibilities are allocated shall be liable for any act or omission of any other fiduciary or of any other person delegated to carry out any fiduciary or other responsibility under the Plan or the Trust.

         13.9 General Records. The Committee shall maintain or cause to be maintained an Account (and any separate subaccount) which accurately reflects the interest of each Participant, as provided for in Section 9.1, and shall maintain or cause to be maintained all necessary books of account and records with respect to the administration of the Plan. The Committee shall mail or cause to be mailed to Participants reports to be furnished to Participants in accordance with the Plan or as may be required by ERISA. Any notices, reports, or statements to be given, furnished, made, or delivered to a Participant shall be deemed duly given, furnished, made, or delivered when addressed to the Participant and delivered to the Participant in person or mailed by ordinary mail to his address last communicated to the Committee (or its delegate) or of his Employing Company.

         13.10 Liability of the Committee. In administering the Plan, except as may be prohibited by ERISA, neither the Committee nor any person to whom it may delegate any duty or power in connection with administering the Plan shall be liable for any action or failure to act except for its or his own gross negligence or willful misconduct; nor for the payment of any amount under the Plan; nor for any mistake of judgment made by him or on his behalf as a member of the Committee; nor for any action, failure to act, or loss unless resulting from his own gross negligence or willful misconduct; nor for the neglect, omission, or wrongdoing of any other member of the Committee. No member of the Committee shall be personally liable under any contract, agreement, bond, or other instrument made or executed by him or on his behalf as a member of the Committee.

         13.11 Reimbursement of Expenses and Compensation of Committee. Members of the Committee shall be reimbursed by the Company for expenses they may individually or collectively incur in the performance of their duties. Each member of the Committee who is a full-time employee of the Company or of any Employing Company shall serve without compensation for his services as such member; each other member of the Committee shall receive such compensation, if any, for his services as the Board of Directors may fix from time to time.

         13.12 Expenses of Plan and Trust Fund. The expenses of establishment and administration of the Plan and the Trust Fund, including all fees of the Trustee, auditors, and counsel, shall be paid by the Company or the Employing Companies. Notwithstanding the foregoing, to the extent provided in the Trust Agreement, certain administrative expenses may be paid from the Trust Fund either directly or through reimbursement of the Company or the Employing Companies. Any expenses directly related to the investments of the Trust Fund, such as stock transfer taxes, brokerage commissions, or other charges incurred in the acquisition or disposition of such investments, shall be paid from the Trust Fund (or from the particular Investment Fund to which such fees or expenses relate) and shall be deemed to be part of the cost of such securities or deducted in computing the proceeds therefrom, as the case may be. Investment management fees for the Investment Funds shall be paid from the particular Investment Fund to which they relate either directly or through reimbursement of the Company or the Employing Companies unless the Company or the Employing Companies do not elect to receive reimbursement for payment of such expenses. Taxes, if any, on any assets held or income received by the Trustee and transfer taxes on the transfer of Common Stock from the Trustee to a Participant or his Beneficiary shall be charged appropriately against the Accounts of Participants as the Committee shall determine. Any expenses paid by the Company pursuant to
Section 13.11 and this section shall be subject to reimbursement by other Employing Companies of their proportionate shares of such expenses as determined by the Committee.

         13.13 Responsibility for Funding Policy. The Pension Fund Investment Review Committee of The Southern Company System shall have responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA.

         13.14 Management of Assets. The Committee shall not have responsibility with respect to the control or management of the assets of the Plan. The Trustee shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement, except to the extent that an investment advisor (who qualifies as an Investment Manager as that term is defined in ERISA) who may be appointed by the Board of Directors (upon recommendation by the Pension Fund Investment Review Committee on and after August 5, 1993) shall have responsibility for the management of the assets of the Plan, or some part thereof (including the powers to acquire and dispose of the assets of the Plan, or some part thereof).

         13.15 Notice and Claims Procedures. Consistent with the requirements of ERISA and the regulations thereunder of the Secretary of Labor from time to time in effect, the Committee shall:

                    (a) provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, setting forth specific reasons for such denial, written in a manner calculated to be understood by such Participant or Beneficiary, and

                    (b) afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a full and fair review of the decision denying the claim.

         13.16 Bonding. Unless otherwise determined by the Board of Directors or required by law, no member of the Committee shall be required to give any bond or other security in any jurisdiction.

         13.17 Multiple Fiduciary Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, and any fiduciary with respect to the Plan may serve as a fiduciary with respect to the Plan in addition to being an officer, employee, agent, or other representative of a party in interest, as that term is defined in ERISA.

         13.18 Change in Administrative Procedures. Notwithstanding any provision in the Plan to the contrary, the Committee shall be authorized to take whatever actions it deems necessary or appropriate in its discretion to implement administrative procedures, including, but not limited to, suspending plan participation (to the extent permitted by applicable law,) and suspending changes in investment directions and fund transfers, even though otherwise permitted or required under the Plan.

                                   ARTICLE XIV

                               TRUSTEE OF THE PLAN


         14.1 Trustee. The Company has entered into a Trust Agreement with the Trustee to hold the funds necessary to provide the benefits set forth in the Plan. If the Board of Directors so determines, the Company may enter into a Trust Agreement or Trust Agreements with additional trustees. Any Trust Agreement may be amended by the Company from time to time in accordance with its terms. Any Trust Agreement shall provide, among other things, that all funds received by the Trustee thereunder will be held, administered, invested, and distributed by the Trustee, and that no part of the corpus or income of the Trust held by the Trustee shall be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, except as otherwise provided in the Plan. Any Trust Agreement may also provide that the investment and reinvestment of the Trust Fund, or any part thereof may be carried out in accordance with directions given to the Trustee by any Investment Manager or Investment Managers (as that term is defined in ERISA) who may be appointed by the Board of Directors (upon recommendation by the Pension Fund Investment Review Committee). The Board of Directors may remove any Trustee or any successor Trustee, and any Trustee or any successor Trustee may resign. Upon removal or resignation of a Trustee, the Board of Directors shall appoint a successor Trustee.

         14.2 Purchase of Common Stock. As soon as practicable after receipt of funds applicable to the purchase of Common Stock, the Trustee shall purchase Common Stock or cause Common Stock to be purchased. Such Common Stock may be purchased on the open market or by private purchase (including private purchases directly from The Southern Company); provided that (a) no private purchase may be made at any price greater than the last sale price or highest current independent bid price, whichever is higher, for Common Stock on the New York Stock Exchange, plus an amount equal to the commission payable in a stock exchange transaction; (b) if such private purchase shall be a purchase of Common Stock directly from The Southern Company, no commission shall be paid with respect thereto; and (c) the Trustee may purchase Common Stock directly from The Southern Company under The Southern Investment Plan, as from time to time amended, or under any other similar plan made available to holders of record of shares of Common Stock which may be in effect from time to time, at the purchase price provided for in such plan. The Trustee may hold in cash, and may temporarily invest funds applicable to the purchase of Common Stock in short-term United States obligations, other obligations guaranteed by the United States Government, commercial paper, or certificates of deposit, and if the Trustee so determines, may transfer such funds to money market funds utilized by the Trustee for qualified employee benefit trusts.

         14.3 Voting of Common Stock. Before each annual or special meeting of shareholders of The Southern Company, there shall be sent to each Participant a copy of the proxy soliciting material for the meeting, together with a form requesting instructions to the Trustee on how to vote the shares of Common Stock credited to such Participant's Account as of the record date of the Common Stock. If a Participant does not provide the Trustee or its designated agent with timely voting instructions for the Trustee, the Pension Fund Investment Review Committee of The Southern Company System or its delegate may direct the Trustee how to vote such Participant's shares. If the Pension Fund Investment Review Committee of The Southern Company System or its delegate does not provide the Trustee or its designated agent with timely voting instructions, the Trustee, if required to do so by applicable law, may vote such Participant's shares. The Pension Fund Investment Review Committee of The Southern Company System or its delegate may direct the Trustee with respect to voting unallocated shares of Common Stock, if any. If the Pension Fund Investment Review Committee of The Southern Company System or its delegate does not provide the Trustee or its designated agent with timely voting instructions, the Trustee, if required to do so by applicable law, may vote such unallocated shares.

         14.4 Voting of Other Investment Fund Shares. The Pension Fund Investment Review Committee or its delegate may direct the Trustee with respect to voting the shares in any Investment Fund other than the Company Stock Fund. To the extent an Investment Manager has been designated with respect to an Investment Fund, such Investment Manager (and not the Pension Fund Investment Review Committee) shall direct the Trustee with respect to voting the shares in such Investment Fund. If the Investment Manager does not direct the Trustee with respect to voting such shares, the Pension Fund Investment Review Committee may direct the Trustee with respect to voting such shares. If the Pension Fund Investment Review Committee does not provide the Trustee or its designated agent with timely voting instructions, the Trustee, if required to do so by applicable law, may vote such shares.

         14.5 Uninvested Amounts. The Trustee may keep uninvested an amount of cash sufficient in its opinion to enable it to carry out the purposes of the Plan.

         14.6 Independent Accounting. The Board of Directors shall select a firm of independent public accountants to examine and report annually on the financial position and the results of operation of the Trust forming a part of the Plan.

                                   ARTICLE XV

                      AMENDMENT AND TERMINATION OF THE PLAN


         15.1 Amendment of the Plan. The Plan may be amended or modified by the Board of Directors pursuant to its written resolutions at any time and from time to time; provided, however, that no such amendment or modification shall make it possible for any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries under the Plan, including such part as is required to pay taxes and administration expenses of the Plan. The Plan may also be amended or modified by the Committee (a) if such amendment or modification does not involve a substantial increase in cost to any Employing Company, or (b) as may be necessary, proper, or desirable in order to comply with laws or regulations enacted or promulgated by any federal or state governmental authority and to maintain the qualification of the Plan under Sections 401(a) and 501(a) of the Code and the applicable provisions of ERISA.

         No amendment to the Plan shall have the effect of decreasing a Participant's vested interest in his Account, determined without regard to such amendment, as of the later of the date such amendment is adopted or the date it becomes effective. In addition, if the vesting schedule of the Plan is amended, any Participant who has completed at least three (3) Years of Service and whose vested interest is at any time adversely affected by such amendment may elect to have his vested interest determined without regard to such amendment during the election period defined under Section 411(a)(10) of the Code. Finally, no amendment shall eliminate an optional form of benefit in violation of Code
Section 411(d)(6).

         15.2 Termination of the Plan. It is the intention of the Employing Companies to continue the Plan indefinitely. However, the Board of Directors pursuant to its written resolutions may at any time and for any reason suspend or terminate the Plan or suspend or discontinue the making of contributions of all Participants and of contributions by all Employing Companies. Any Employing Company may, by action of its board of directors and approval of the Board of Directors, suspend or terminate the making of contributions of Participants in the employ of such Employing Company and of contributions by such Employing Company.

         In the event of termination of the Plan or partial termination or upon complete discontinuance of contributions under the Plan by all Employing Companies or by any one Employing Company, the amount to the credit of the Account of each Participant whose Employing Company shall be affected by such termination or discontinuance shall be determined as of the next Valuation Date and shall be distributed to him or his Beneficiary thereafter at such time or times and in such nondiscriminatory manner as is determined by the Committee in compliance with the restrictions on distributions set forth in Code Section 401(k).

         15.3 Merger or Consolidation of the Plan. The Plan shall not be merged or consolidated with nor shall any assets or liabilities thereof be transferred to any other plan unless each Participant of the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer (if the Plan had then terminated).

                                   ARTICLE XVI

                             TOP-HEAVY REQUIREMENTS


         16.1 Top-Heavy Plan Requirements. For any Plan Year the Plan shall be determined to be a top-heavy plan, the Plan shall provide the minimum allocation requirement of Section 16.3.

         16.2       Determination of Top-Heavy Status.

                    (a) For any Plan Year commencing after December 31, 1983, the Plan shall be determined to be a top-heavy plan, if, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan exceeds 60% of the Aggregate Accounts of all Employees entitled to participate in this Plan.

                    (b) For any Plan Year commencing after December 31, 1983, the Plan shall be determined to be a super-top-heavy plan, if, as of the Determination Date, the sum of the Aggregate Accounts of Key Employees under this Plan exceeds 90% of the Aggregate Accounts of all Employees entitled to participate in this Plan.

                    (c) In the case of a Required Aggregation Group, each plan in the group will be considered a top-heavy plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a top-heavy plan if the Aggregation Group is not a Top-Heavy Group.

                    In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a top-heavy plan if the Permissive Aggregation Group is a Top-Heavy Group. A plan that is not part of the Required Aggregation Group but that has nonetheless been aggregated as part of the Permissive Aggregation Group will not be considered a top-heavy plan even if the Permissive Aggregation Group is a Top-Heavy Group.

                    (d) For purposes of this Article XVI, if any Employee is a non-Key Employee for any Plan Year, but such Employee was a Key Employee for any prior Plan Year, such Employee's Present Value of Accrued Retirement Income and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a top-heavy or super-top-heavy plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group). In addition, for Plan Years beginning after December 31, 1984, if an Employee or former Employee has not performed any services for any Employing Company maintaining the Plan at any time during the five-year period ending on the Determination Date, the Aggregate Account and/or Present Value of Accrued Retirement Income shall be excluded in determining whether this Plan is a top-heavy or super-top-heavy plan.

                    (e) Only those plans of the Affiliated Employers in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are top-heavy plans.

         16.3       Minimum Allocation for Top-Heavy Plan Years.

                    (a) Notwithstanding anything herein to the contrary, for any top-heavy Plan Year, the Employing Company contribution allocated to the Account of each non-Key Employee shall be an amount not less than the lesser of: (1) 3% of such Participant's compensation for that Plan Year, or (2) a percentage of that Participant's compensation not to exceed the percentage at which contributions are made under the Plan for the Key Employee for whom such percentage is highest for that Plan Year.

                    (b) For purposes of the minimum allocation of Section 16.3(a), the percentage allocated to the Account of any Key Employee shall be equal to the ratio of the Employing Company contributions allocated on behalf of such Key Employee divided by the compensation of such Key Employee for that Plan Year.

                    (c) For any top-heavy Plan Year, the minimum allocations of
         Section 16.3(a) shall be allocated to the Accounts of all non-Key Employees who are Participants and who are employed by the Affiliated Employers on the last day of the Plan Year.

                    (d) Notwithstanding the foregoing, in any Plan Year in which a non-Key Employee is a Participant in both this Plan and a defined benefit plan, and both such plans are top-heavy plans, the Affiliated Employers shall not be required to provide a non-Key Employee with both the full separate minimum defined benefit and the full separate defined contribution plan allocations. Therefore, if a non-Key Employee is participating in a defined benefit plan maintained by the Affiliated Employers and the minimum benefit under Code Section 416(c)(1) is provided the non-Key Employee under such defined benefit plan, the minimum allocation provided for above shall not be applicable, and no minimum allocation shall be made on behalf of the non-Key Employee. Alternatively, the Employing Company may satisfy the minimum allocation requirement of Code Section 416(c)(2) for the non-Key Employee by providing any combination of benefits and/or contributions that satisfy the safe harbor rules of Treasury Regulation Section 1.416-1(M-12).

         16.4       Adjustments to Maximum Benefit Limits for Top-Heavy Plans.

                    (a) In the case of an Employee who is a participant in a defined benefit plan and a defined contribution plan maintained by the Affiliated Employers, and such plans as a group are determined to be top heavy for any limitation year beginning after December 31, 1983, "1.0", shall be substituted for "1.25" in each place it appears in the denominators of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction, unless the extra minimum benefit is provided pursuant to Section 16.4(b) below. Super-top-heavy plans and plans in a Super-Top-Heavy Group shall be required at all times to substitute "1.0" for "1.25" in the denominator of each plan fraction.

                    (b) If a Key Employee is a participant in both a defined benefit plan and a defined contribution plan that are both part of a Top-Heavy Group (but neither of such plans is a super-top-heavy plan), the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall remain unchanged, provided the Account of each non-Key Employee who is a Participant receives an extra allocation (in addition to the minimum allocation in Section 16.3(a)) equal to not less than 1% of such non-Key Employee's compensation.

                    (c) For purposes of this Section 16.4, if the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall exceed 1.0 in any Plan Year for any Participant in this Plan, the Affiliated Employers shall eliminate any amounts in excess of the limits set forth in Section 6.1(b), pursuant to Section 6.3 of the Plan.

                                  ARTICLE XVII

                               GENERAL PROVISIONS


         17.1 Plan Not an Employment Contract. The Plan shall not be deemed to constitute a contract between an Affiliated Employer and any Employee, nor shall anything herein contained be deemed to give any Employee any right to be retained in the employ of an Employing Company or to interfere with the right of an Employing Company to discharge any Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Participant.

         17.2 No Right of Assignment or Alienation. Except as may be otherwise permitted or required by law, no right or interest in the Plan of any Participant or Beneficiary and no distribution or payment under the Plan to any Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer (except by death), assignment (either at law or in equity), pledge, encumbrance, charge, attachment, garnishment, levy, execution, or other legal or equitable process, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, attach, garnish, levy, or execute or enforce any other legal or equitable process against the same shall be void, nor shall any such right, interest, distribution, or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person entitled to such right, interest, distribution, or payment. If any Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any such right, interest, distribution, or payment, voluntarily or involuntarily, or if any action shall be taken which is in violation of the provisions of the immediately preceding sentence, the Committee may hold or apply or cause to be held or applied such right, interest, distribution, or payment or any part thereof to or for the benefit of such Participant or Beneficiary in such manner as is in accordance with applicable law. In addition, a Participant's benefits may be offset pursuant to a judgment, order, or decree issued (or settlement agreement entered into) on or after August 5, 1997, if and to the extent that such offset is permissible or required under Code Section 401(a)(13).

         Notwithstanding the above, the Committee and the Trustee shall comply with any domestic relations order (as defined in Section 414(p)(1)(B) of the Code) which is a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code. The Committee shall establish procedures for (a) notifying Participants and alternate payees who have or may have an interest in benefits which are the subject of domestic relations orders, (b) determining whether such domestic relations orders are qualified domestic relations orders under Section 414(p) of the Code, and (c) distributing benefits which are subject to qualified domestic relations orders.

         17.3 Payment to Minors and Others. If the Committee determines that any person entitled to a distribution or payment from the Trust Fund is an infant or incompetent or is unable to care for his affairs by reason of physical or mental disability, it may cause all distributions or payments thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow the application of payments so made. Payments made pursuant to this provision shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

         17.4 Source of Benefits. The Trust Fund established under the Plan shall be the sole source of the payments or distributions to be made in accordance with the Plan. No person shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or any Employing Company, except as specifically provided herein.

         17.5 Unclaimed Benefits. If the Committee is unable, within five (5) years after any distribution becomes payable to a Participant or Beneficiary, to make or direct payment to the person entitled thereto because the identity or whereabouts of such person cannot be ascertained, notwithstanding the mailing of due notice to such person at his last known address as indicated by the records of either the Committee or his Employing Company, then such benefit or distribution will be disposed of as follows:

                    (a) If the whereabouts of the Participant is unknown to the Committee, distribution will be made to the Participant's Beneficiary or Beneficiaries.

                    Payment to such one or more persons shall completely discharge the Company, the Trustee, and the Committee with respect to the amounts so paid.

                    (b) If none of the persons described in (a) above, can be located, then the benefit payable under the Plan shall be forfeited and shall be applied to reduce future Employer Matching Contributions. Notwithstanding the foregoing sentence, such benefit shall be reinstated if a claim is made by the Participant or Beneficiary for the forfeited benefit.

         17.6 Governing Law. The provisions of the Plan and the Trust shall be construed, administered, and enforced in accordance with the laws of the State of Georgia, except to the extent such laws are preempted by the laws of the United States.

                                  ARTICLE XVIII

                    SPECIAL REQUIREMENTS FOR ACCOUNT BALANCES
                        ATTRIBUTABLE TO ACCRUED BENEFITS
                         TRANSFERRED FROM THE SEPCO PLAN


         18.1 SEPCO Transferred Accounts. Notwithstanding any other provisions of this Plan to the contrary, a Participant's SEPCO Transferred Account shall be subject to the requirements of this Article XVIII.

         18.2 In-Service Withdrawals from SEPCO Transferred Accounts. Except as provided in this Section 18.2, a Participant shall be entitled to a distribution of his SEPCO Transferred Account at the same time he is entitled to a distribution of his Account under the applicable provisions of Article XII.

                    (a) Age 59 1/2. A Participant who has attained age 59 1/2 shall have the right to withdraw all or a portion of his SEPCO Transferred Account in accordance with Section 11.6(e) provided that he shall have first withdrawn all other amounts available to him in accordance with the terms and order of priority set forth in Section 11.1.

                    (b) Hardship. A Participant who meets the requirements for hardship set forth in Section 11.6 hereof shall be entitled to withdraw amounts determined necessary to relieve such hardship from his SEPCO Transferred Account, provided that he shall have first withdrawn all other amounts available to him in accordance with the terms and order of priority set forth in Section 11.1.

         18.3 Loans from SEPCO Transferred Accounts. Subject to the provisions of Section 11.7, a Participant may request that a loan be made to him from his SEPCO Transferred Account, provided, however, that the Participant has first borrowed all other amounts available to him under the terms of the Plan.

         A Participant must obtain the consent of his or her spouse, if any, to use any portion of his SEPCO Transferred Account as security for a loan. Within the ninety-day period ending on the date on which a loan is made to a Participant who is married, the Participant shall obtain and deliver to the Committee the written consent of the Participant's spouse (1) to the loan, and
(2) to the reduction of the Participant's Account if the Participant's Account is reduced because of nonpayment or other default with respect to the loan. No further spousal consent shall be required in the event the Participant's Account is subsequently reduced with respect to such loan, even if the Participant is then married to a different spouse. A new spousal consent shall be required for any subsequent loan to a Participant, if the Participant is then married.

         18.4 Distribution of SEPCO Transferred Accounts. Notwithstanding any provisions of this Plan to the contrary, a Participant with a SEPCO Transferred Account shall be paid the vested benefits of the SEPCO Transferred Account upon retirement, death, total and permanent disability, or termination of employment as provided herein.

                    (a) All benefits from a Participant's SEPCO Transferred Account shall be distributed in accordance with the distribution options available under Article XII, with applicable spousal consent as provided under the SEPCO Plan, unless a Participant elects payment of benefits in the form of a life annuity pursuant to a written election filed with the Committee prior to commencement of distribution of benefits. The provisions of this Section 18.4 shall take precedence over any conflicting provisions of the Plan and shall apply to any Participant who has a SEPCO Transferred Account and who elects to receive payment of his benefits from his SEPCO Transferred Account in the form of a life annuity. A married Participant electing to receive benefits in the form of a life annuity shall receive the value of his benefit in the form of a qualified joint and survivor annuity, which shall provide an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is either 50% or 100%, as elected by the Participant, of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's spouse, and which is the actuarial equivalent of a single life annuity for the life of the Participant. An unmarried Participant who elects a life annuity shall receive the value of his benefits from his SEPCO Transferred Account in the form of an annuity for his lifetime.

                    (b) If the Participant's interest is to be distributed in other than a single sum, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                    (c) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                    (d) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

                    (e)      Definitions.

                             (1) "Applicable Life Expectancy" means the life
                    expectancy calculated using the attained age of the Participant as of the Participant's birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated such succeeding calendar year.

                             (2) "Distribution Calendar Year" means a calendar
                    year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date.

                             (3) "Participant's Benefit" means the account
                    balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

                             (4) "Required Beginning Date" means April 1st of
                    the calendar year following the calendar year in which the Participant attains age 70-1/2, in accordance with regulations prescribed by the Secretary of the Treasury.

                    (f) Notwithstanding anything contained herein to the contrary, the requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. All distributions required under this Section shall be determined and made in accordance with the proposed regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

         18.5       Code Section 411(d)(6) Protected Benefits.
  Notwithstanding any of the foregoing, the provisions of this Article XVIII to effectuate the merger of the SEPCO Plan into this Plan shall not decrease a Participant's accrued benefit, except to the extent permitted under Section 412(c)(8) of the Code, and shall not reduce or eliminate Code Section 411(d)(6) protected benefits determined immediately prior to the date of such merger. The Committee shall disregard any part of this Article XVIII or the Plan to the extent that application of such would fail to satisfy this paragraph. If the Committee disregards any portion of this Article XVIII or the Plan because it would eliminate a protected benefit, the Committee shall maintain a schedule of any such impacted early retirement option or other optional forms of benefit and the Plan shall continue such for the affected Participants.

         IN WITNESS WHEREOF, the Company has caused this amendment and restatement of The Southern Company Employee Savings Plan effective as of January 1, 1997, to be executed this _______ day of __________________, 1998.

                         SOUTHERN COMPANY SERVICES, INC.



                         By:

                         Its:

Attest:


     By: _________________

     Its: _________________

                        APPENDIX A - EMPLOYING COMPANIES


         The Employing Companies as of July 1, 1998 are:

                  Alabama Power Company
                  Georgia Power Company
                  Gulf Power Company
                  Mississippi Power Company
                  Savannah Electric and Power Company
                  Southern Communications Services, Inc.
                  Southern Company Energy Solutions, Inc.
                  Southern Company Services, Inc.
                  Southern Energy Resources, Inc.
                  Southern Nuclear Operating Company, Inc.

                             FIRST AMENDMENT TO THE
                     SOUTHERN COMPANY EMPLOYEE SAVINGS PLAN


         WHEREAS, the Employee Savings Plan Committee ("Committee") heretofore adopted the amendment and restatement of The Southern Company Employee Savings Plan ("Plan"), effective as of January 1, 1997; and

         WHEREAS, the Board of Directors of Southern Company Services, Inc. has determined that the Plan should be an employee stock ownership plan, as defined in Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended, and
Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended; and

         WHEREAS, the Committee desires to amend the Plan consistent with such determination to cause the Plan to be an employee stock ownership plan and to allow Participants to receive a distribution of dividends payable on Common Stock under the Plan; and

         WHEREAS, the Committee also desires to amend the Plan to provide for the participation in the Plan by certain former employees of the Commonwealth Energy System who become employed by Southern Energy Resources, Inc.; and

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein: I.

         Effective as of January 1, 1999, Article I shall be amended by adding the following new sentence after the second sentence thereof:

         This Plan is also intended to be an employee stock ownership plan, as defined in Code Section 4975(e)(7) and ERISA Section 407(d)(6), and is designed to invest primarily in qualifying employer securities, as defined in Code Section 409(l).

                                       II.

         Effective as of the date hereof, Article III shall be amended by adding a new Section 3.7 thereto as follows and by redesignating existing Section 3.7 as Section 3.8:

                  3.7 Former Commonwealth Energy System Employees. Notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of the Commonwealth Energy System ("ComElectric") who is employed by Southern Energy Resources, Inc. and is set forth on a schedule of employees acknowledged by the Committee, such employee shall become a Participant as of the Enrollment Date coincident with or next following such employee's date of employment.

                                      III.

         Effective as of January 1, 1999, Section 8.1 of the Plan shall be amended by deleting the third sentence thereof and inserting a new sentence as follows:

         The Company Stock Fund shall be invested and, subject to Section 12.13 of the Plan, reinvested in Common Stock, provided that funds applicable to the purchase of Common Stock pending investment of such funds may be temporarily invested in short-term United States Government obligations, other obligations guaranteed by the United States Government, commercial paper, or certificates of deposit, and, if the Trustee so determines, may be transferred to money market funds utilized by the Trustee for qualified employee benefit trusts.

                                       IV.

         Effective as of January 1, 1999, Section 8.4 shall be amended by deleting such Section in its entirety and substituting a new Section 8.4 as follows:

         8.4 Investment of Earnings. Except as provided in Section 12.13 of the Plan, interest, dividends, if any, and other distributions received by the Trustee with respect to an Investment Fund shall be invested in such Investment Fund.

                                       V.

         Effective as of January 1, 1999, Section 9.2 shall be amended by deleting the first sentence thereof and substituting a new sentence as follows:

         Except as provided in Section 12.13 of the Plan, a Participant's Account in respect of his interest in each Investment Fund shall be credited or charged, as the case may be, as of each Valuation Date with the dividends, income, gains, appreciation, losses, depreciation, forfeitures, expenses, and other transactions with respect to such Investment Fund for the Valuation Date as of which such credit or charge accrued.

                                       VI.

         Effective as of January 1, 1999, Article XII shall be amended by adding a new Section 12.13 to the end thereof as follows:

         12.13 Distribution of Dividends Payable on Common Stock. Each Participant may elect to receive a cash distribution of all or a portion of the dividends payable on the shares of Common Stock credited to the Participant's Account as of the record date of the Common Stock. The Committee shall establish administrative procedures to enable Participants to make elections under this Section 12.13. The dividends payable on the shares of Common Stock credited to the Account of a Participant who does not elect to receive a cash distribution shall be invested in accordance with Section 8.4 of the Plan. Payment of cash distributions under this Section 12.13 shall be made as soon as administratively practicable after the payable date of the shares of Common Stock, but in no event later than 90 days after the end of the Plan Year which includes such payable date. A Participant's election to receive cash distributions of dividends payable on Common Stock shall be revoked automatically upon the Participant's death.

                                      VII.

         Effective as of January 1, 1999, Section 14.2 shall be amended by deleting the first two sentences thereof and substituting two new sentences as follows:

         As soon as practicable after receipt of funds applicable to the purchase of Common Stock, the Trustee shall purchase Common Stock or cause Common Stock to be purchased. Such Common Stock may be purchased on the open market or by private purchase (including private purchases directly from The Southern Company); provided that (a) no private purchase may be made at any price greater than the last sale price or highest current independent bid price, whichever is higher, for Common Stock on the New York Stock Exchange, plus an amount equal to the commission payable in a stock exchange transaction; (b) if such private purchase shall be a purchase of Common Stock directly from The Southern Company, no commission shall be paid with respect thereto unless such commission satisfies the requirements of Prohibited Transaction Class Exemption 75-1; and (c) the Trustee may purchase Common Stock directly from The Southern Company under The Southern Investment Plan, as from time to time amended, or under any other similar plan made available to holders of record of shares of Common Stock which may be in effect from time to time, at the purchase price provided for in such plan.

         Except as amended herein by this First Amendment, the Plan shall remain in full force and effect as amended and restated by the Company prior to the adoption of this First Amendment.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Savings Plan Committee, has adopted this First Amendment to The Southern Company Employee Savings Plan this ____ day of _________________________, 1998 to be effective as stated herein.

                                 EMPLOYEE SAVINGS PLAN COMMITTEE:



                                 Christopher C. Womack



                                 Robert A. Bell



                                 W. Dean Hudson

                             SECOND AMENDMENT TO THE
                     SOUTHERN COMPANY EMPLOYEE SAVINGS PLAN

         WHEREAS, the Employee Savings Plan Committee ("Committee") heretofore adopted the amendment and restatement of The Southern Company Employee Savings Plan ("Plan"), effective as of January 1, 1997; and

         WHEREAS, the Committee desires to amend the Plan to modify the definition of Compensation for appliance salespersons to include certain nonproductive pay earnings types as may be determined from time to time by the Committee; and

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:




                                       I.

         Effective for pay periods ending on and after January 8, 1999, Section
2.18 of the Plan shall be amended by adding the following to the end of the first paragraph thereof:

         Effective for pay periods ending on and after January 8, 1999, the term "Compensation" shall also include, for appliance salespersons, certain nonproductive pay earnings types as determined from time to time by the Committee and set forth on Appendix B to the Plan, which Appendix may be updated from time to time.

                                       II.

         Except as amended herein by this Second Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Savings Plan Committee, has adopted this Second Amendment to The Southern Company Employee Savings Plan this ____ day of _________________________, 1999 to be effective as stated herein.

                                EMPLOYEE SAVINGS PLAN COMMITTEE:



                                 Christopher C. Womack



                                 Robert A. Bell



                                  W. Dean Hudson

                                   APPENDIX B

                        Nonproductive Pay Earnings Types

Earnings Code                        Earnings Description

003                                  Salesperson - Hourly
092                                  Holiday Taken
093                                  Meetings
095                                  Meetings - Safety
096                                  Disability 100%
100                                  Disability Extended Approval
106                                  Leave - Death
108                                  Occupational Injury
111                                  Jury Duty
112                                  Training
113                                  Safety Training
115                                  Vacation
116                                  Vacation Special Circumstances
117                                  Vacation FMLA Employee
118                                  Vacation FMLA Family Care
119                                  Time Off With Pay
125                                  Holiday Banked - Taken
127                                  Vacation In Lieu Of Disability
442                                  DISABILITY FMLA EMPLOYEE

                             THIRD AMENDMENT TO THE
                     SOUTHERN COMPANY EMPLOYEE SAVINGS PLAN

         WHEREAS, the Employee Savings Plan Committee ("Committee") heretofore adopted the amendment and restatement of The Southern Company Employee Savings Plan ("Plan"), effective as of January 1, 1997; and

         WHEREAS, the Committee desires to amend the Plan to make certain design changes; and

         WHEREAS, the Committee is authorized pursuant to Section 15.1 of the Plan to amend the Plan at any time, provided that the amendment does not involve a substantial increase in cost to any Employing Company or is necessary or desirable to comply with the laws and regulations applicable to the Plan.

         NOW, THEREFORE, the Committee hereby amends the Plan as follows, to be effective as provided herein:

                                       I.

         Effective as of January 1, 1996, Subsection (1) of Section 2.27 of the Plan shall be amended as follows:

                  (1) an Employee who is treated as such solely by reason of the "leased employee" rules of Code Section 414(n) such that, pursuant to an agreement between an Employing Company and any other person, such individual has performed services for the Employing Company (or the Employing Company and related persons as described in Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year and such services were performed under the primary direction or control of the Employing Company;


                                       II.

         Effective as of January 1, 1999, Section 3.8 of the Plan shall be amended by adding the following sentence to the end of such Section:

         Loan repayments will be suspended under the Plan as permitted under
Section 414(u)(4) of the Code.

                                      III.

         Effective as of January 1, 1996, Section 12.6(b) shall be amended by adding the following sentence to the end of the first paragraph in such Section:

         In addition, any Participant who attains age 70 1/2 on or after January 1, 1996, but prior to January 1, 1999, may elect to have payment of his benefits begin no later than April 1 of the calendar year following the calendar year during which the Participant attains age 70 1/2, regardless of the Participant's termination of employment.

                                       IV.

         Except as amended herein by this Third Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through the duly authorized members of the Employee Savings Plan Committee, has adopted this Third Amendment to The Southern Company Employee Savings Plan this ____ day of ___________________, 1999.

                                 EMPLOYEE SAVINGS PLAN COMMITTEE:



                                 Christopher C. Womack



                                 Robert A. Bell



                                 W. Dean Hudson